                                                          Exhibit 4(b)(ii).10(1)

                           Contract for Implementation
                           and Service Delivery of the
                          EHPT Billing Mediation Device

        signed according to ss. 269, article 2 of Commercial Code between

                            EuroTel Bratislava, a.s.

                                       and

                            Cap Gemini Ernst & Young
                                Slovensko, s.r.o

                                  January 2001

                               --------------------
                               [LOGO] CAP GEMINI
                                      ERNST & YOUNG
                               --------------------

                   Cap Gemini Ernst & Young Slovensko, s.r.o.

                     Trnavska cesta 50/A, 821 02 Bratislava
                             Tel.: +421-7-444 55 678
                             Fax: +421-7-444 55 680

                   LEN CAP GEMINI ERNST & YOUNG INTERNATIONAL
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                                           Implementation of EHPT Billing Device

                                Table of contents

1    Contractual parties.......................................................4

2    Introduction..............................................................5

3    Contract Documents........................................................5

4    Definitions...............................................................6

5    Time Schedule.............................................................7

6    Responsibilities of CGE&Y.................................................8

7    Responsibilities of EuroTel...............................................9

   7.1  Organisational and facilities..........................................9

   7.2  Business Requirements..................................................9

   7.3  Test Data with Description.............................................9

   7.4  Acceptance Test Specification.........................................10

   7.5  Network and Hardware ready for Installation...........................10

   7.6  Hardware..............................................................10

8    Change Requests..........................................................10

   8.1  General...............................................................10

   8.2  Agreement.............................................................10

9    Compensation and Payment Plan............................................11

   9.1  Compensation..........................................................11

   9.2  BMP RTC Software License Fee Structure................................14

   9.3  Payment Plan..........................................................14

   9.4  Time and Material Work................................................15

10   Warranty and Maintenance.................................................15

11   Representatives of the Parties...........................................16

12   Steering committee.......................................................16

13   Governing Law, Disputes..................................................17

14   Approvals................................................................18

   Content Appendix I.........................................................20

1    EuroTel Objectives.......................................................22

   1.1  High Level Requirements...............................................22

   1.2  Scope of specification................................................22

   1.3  Local Support.........................................................25

2    Scope....................................................................25

   2.1  Software Licenses.....................................................25

   2.2  Documentation.........................................................26

   2.3  Training Services.....................................................26

   2.4  Implementation Services...............................................27


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                                           Implementation of EHPT Billing Device

   Content Appendix II........................................................36

   ss. 1  Performance of the Services.........................................38

   ss. 2  Acceptance of Delivery..............................................38

   ss. 3  Remuneration........................................................38

   ss. 4  Payment.............................................................39

   ss. 5  Amendments and Alterations..........................................39

   ss. 6  Title etc...........................................................39

   ss. 7  Secrecy.............................................................40

   ss. 8  Warranty............................................................41

   ss. 9  Liability...........................................................42

   ss. 10  Infringement of Intellectual Property Rights.......................43

   ss. 11  Force majeure......................................................43

   ss. 12  Termination........................................................45

   ss. 13  Disputes...........................................................45

   ss. 14  Applicable law.....................................................45

   ss. 15  Severability.......................................................45

   ss. 16  Waiver.............................................................46

   Content Appendix III.......................................................48

1    Introduction.............................................................51

2    System Overview..........................................................52

   2.1  Collection, Processing and Distribution...............................52

   2.2  EHPT BMP Definitions..................................................53

   2.3  BMP Overview..........................................................54

   2.4  BMP IP Overview.......................................................56

   2.5  BMP for convergence...................................................57

3    BMP......................................................................59

   3.1  Using BMP.............................................................59

   3.2  Collection............................................................60

   3.3  Processing............................................................62

   3.4  BMP, Additional Functionality.........................................77

   3.5  Tools - Implementation and Adaptation.................................80


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                    Implementation and Delivery of EHPT Billing Mediation Device

1     Contractual parties

            EuroTel Bratislava a.s

            Stefanikova 17

            Bratislava, 811 05

            Slovak Republic

            ICO: 35705019

            DIC: 35705019/600

            Bankove spojenie XX, Bratislava

            (in following "Eurotel" or "client")

            represented by

            Mr. Jozef Barta, Chief Executive Officer/Procurator and

            Mr. Thomas Cancro, Chief Financial Officer/Procurator

            and

            Cap Gemini Ernst & Young Slovensko, s.r.o.

            Trnavska 50/A

            Bratislava, 821 02

            IEO           35 741 538

            DIE           35 741 538/600

            Bankove spojenie, Tatra banka, a.s., Bratislava, Mileticova ul., Account Nr. No. 28 21 00 00 66 /1100

            represented by

            Mr. Friedrich Langer, Managing Director and

            Mr. Elemir Farkas, Procurator

            Correspondence address

            Cap Gemini Ernst & Young Slovensko, s.r.o.

            Trnavska 50/A

            Bratislava, 821 02

            (in following "Cap Gemini Ernst & Young Slovensko, s.r.o." or

            "CGEY")


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                    Implementation and Delivery of EHPT Billing Mediation Device

EuroTel Bratislava a.s. and Cap Gemini Ernst & Young Slovensko s.r.o., have today entered into the following agreement regarding performance of project work.

2     Introduction

This Agreement covers the delivery by CGE&Y of a Billing Mediation Device, a software tool for a telecommunications operator, to EuroTel.

The scope of delivery under this Agreement consists of software license for the product BMP, consultancy services, training and documentation as defined in Appendix 1 to this Agreement.

The time schedule for the delivery is specified in ss.5 of this Agreement.

The compensation to be paid by EuroTel to CGE&Y for the delivery under the Agreement is specified in ss.9 of this Agreement.

General terms and conditions for the delivery are specified in Appendix 2 to this Agreement.

CGE&Y undertakes to deliver the scope of delivery regarding the product BMP from the third party supplier EHPT in accordance with the conditions laid down in this agreement. BMP is specified in Appendix 3 to this Agreement.

3     Contract Documents

The Agreement between the parties is included in the following contractual documents.

      o Contract for Implementation and Delivery of the EHPT Billing Mediation Device

Appendixes to the contract:
        - Scope of delivery,                                     Appendix 1

        - General Terms & Conditions Responsibility Projects,    Appendix 2

        - BMP 4.1 Product Description,                           Appendix 3

      o     BMP Sub-license Agreement,                           plus Appendixes

The above mentioned "General Terms & Conditions Responsibility Projects" are applicable on the commission and become, like the other Appendixes, automatically part of the Agreement at the signature of the agreement.

The BMP Sub-license Agreement shall be considered separate contract including obligations and responsibilities specific to the particular scope of that contract. The BMP Sub-Licence Agreement shall regulate the terms and conditions upon which the rights to Software as described therein are provided to EuroTel.


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                    Implementation and Delivery of EHPT Billing Mediation Device

The documents support each other. In case of conflict between different documents they shall apply in the order stated above.

4     Definitions

In this Agreement and its Appendixes the following items shall have the meanings explained in this paragraph.

Active Backup           means an on-line BMP system installed and running on a
                        separate server, configured as the operational BMP system. The Active Backup receives the same data and performs the same data handling as the operational BMP system. In case of operational BMP system failure the Active Backup can replace the operational system within minutes.

Agreement               means this Main Agreement, agreed and signed between the
                        Parties including Appendixes.

BMD                     means Billing Mediation Device

BMP means a multi-service Mediation Device system from EHPT that provides Telecom Operators, such as EuroTel, with a solution to collect, process and distribute service usage data in all networks

CDR                     A CDR is defined as an incoming call data record.
                        Outgoing call data records are not considered.

Cold Backup             means a BMP system installed on a separate server,
                        configured as the operational BMP system. In case of operational BMP system failure the Cold Backup can replace the operational system within hours.

Documentation           means functional specifications, system development
                        documentation, and project documentation, as specified in the Agreement documents.

EHPT means the company that has an office at Johan Wellinsgatan 6 in Goteborg, Sweden. EHPT has developed the Software and is delivering the Software to CGE&Y as a sub-supplier

Hardware                means all server hardware necessary to run the Software

Manuals                 means user manuals and operations manuals.

Order Date              is defined as the date of signature of this Agreement
                        and of the BMP Sub-license agreement

RTC                     means right to connect

RTU                     means right to use

Services means the services to be provided by CGE&Y for the integration and installation of the Software, assistance to test the System, Training, Project Management, as well as Supplier Management of third party suppliers.


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Software                means the EHPT BMP 4.1 Mediation Device Software,
                        further defined in section 2.1, Software Licenses, in Appendix 1 to this Agreement

Subscriber              A basic rule (for fixed and mobile subscribers): A
                        subscriber is defined to be the number of telephone numbers from active users that generate CDR's managed by the Operator. Thus in the residential case, there may be one or two telephones for each residential user. A large corporate subscriber though (even though they are one corporate subscriber) will actually have many telephone numbers in their VPN and it is these subscribers/telephone numbers that should be used in the RTC calculation.

System                  means all Hardware and Software

VPN                     means Virtual Private Network

5     Time Schedule

This section contains the time schedule for CGE&Y BMP implementation project. Only one milestone is contractual from CGE&Y and that is "Ready for Acceptance Test".

The project time plan could be divided into four main phases, Implementation Analysis, Implementation, HW/SW Installation & Configuration and Acceptance Test. These four phases are divided into ten Work Packages (WP) which in its turn is divided into several activities and sub-activities. The Work Packages are more closely described in section 2.4 in Appendix I of this document. The time plan also identifies project milestones which are to be met during the project. For the implementation project the following set of milestones has been set up.


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--------------------------------------------------------------------------------
Project Milestones                                        Date
--------------------------------------------------------------------------------
Project start                                             January 15th, 2001
--------------------------------------------------------------------------------
Test Data available                                       January 19th, 2001
--------------------------------------------------------------------------------
All Requirement Input provided                            March 9th, 2001
--------------------------------------------------------------------------------
Implementation Analysis Report agreed & signed            March 16th, 2001
--------------------------------------------------------------------------------
Acceptance Test Procedure approved                        March 16th, 2001
--------------------------------------------------------------------------------
Implementation and Development ready                      May 11th, 2001
--------------------------------------------------------------------------------
Acceptance Test Specification approved                    May 11th, 2001
--------------------------------------------------------------------------------
Acceptance Test Data available                            May 16th, 2001
--------------------------------------------------------------------------------
HW and Network Ready for Installation                     May 16th, 2001
--------------------------------------------------------------------------------
Ready for Acceptance Test                                 June 4th, 2001
--------------------------------------------------------------------------------
Acceptance Test finalised                                 June 13th, 2001
--------------------------------------------------------------------------------
Final Acceptance & Certificate signed                     June 15th, 2001
--------------------------------------------------------------------------------
EuroTel put System into production                        June 18th, 2001
--------------------------------------------------------------------------------
Project end                                               June 28th, 2001
--------------------------------------------------------------------------------

Provided that EuroTel fulfils its obligations according to the table of EuroTel Milestones and the EuroTel's responsibilities listed ss.6, the following milestones shall be met by CGE&Y.

--------------------------------------------------------------------------------
CGE&Y Milestones                                          Date
--------------------------------------------------------------------------------
 Project start                                            January 15th, 2001
--------------------------------------------------------------------------------
Ready for Acceptance Test                                 June 4th, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EuroTel Milestones                                        Date
--------------------------------------------------------------------------------
Final acceptance                                          June 15th, 2001
--------------------------------------------------------------------------------
Start of Production                                       June 18th, 2001
--------------------------------------------------------------------------------

6     Responsibilities of CGE&Y

CGE&Y shall perform the commission in accordance with this Agreement including agreed Appendixes.

CGE&Y shall perform the project work professionally and in accordance with normal usage and standards in the area and with personnel having the necessary skills for the commission.


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7     Responsibilities of EuroTel

The following activities are the responsibility of EuroTel to carry out during the project delivery.

7.1   Organisational and facilities

o Provide appropriate facilities for training arranged at EuroTel's premises.

7.2   Business Requirements

During the Implementation Analysis the EuroTel requirements are broken down to the level of exactly what needs to be provided in the Mediation Systems. In order to succeed with the Implementation Analysis, all critical and major input must be provided at a specific date. All requests by CGE&Y for information must be precise, specific in detail, and well documented. EuroTel must be given sufficient amount of time to investigate and prepare a response

This includes, but is not limited to:

      o Provide Format descriptions of CDR formats that must be handled by BMP.

      o     Provide File Format descriptions of CDR files to be handled by BMP.

      o     Describe the Business rules that must be handled by the BMP System.

      o     Describe Business Case Scenarios.

      o Describe the rules for the collection functions that need to be implemented in the BMP System (e.g. file-naming format, archiving requirements, scheduling, etc.).

      o Describe the rules for the distribution functions that need to be implemented in the BMP System (e.g. scheduling, file-naming format, notification, etc.).

      o To provide description of important fields and values that are required to be handled by the Processing functionality.

      o Describe internal/external tables that BMP will need to access and under which condition.

      o Describe all external interfaces that the BMP will need to handle in terms of Collection, Distribution, Notification, Access, etc.

      o     Attend the training as described in Appendix 1.

7.3   Test Data with Description

In order to start implementation EuroTel needs to make test data available to CGE&Y.

A full set of test data for all defined Business cases can be supplied later on in the project. The time-schedule for this is to be agreed between the two teams project managers in writing.

All test data supplied to CGE&Y needs to include actual CDR data along with a description of the traffic cases and Business cases covered by the test data.


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7.4   Acceptance Test Specification

The Acceptance test specification is to be executed during customer Acceptance tests by EuroTel and by CGE&Y in their internal System Integration Tests.

7.5   Network and Hardware ready for Installation

Before CGE&Y can install the BMP System at the EuroTel's site, the site must be prepared for this installation. This includes such items as the X.25 connections; LAN connections, etc. and that they are available and configured so that BMP can be properly configured. It also includes, that the Hardware is at site, necessary operating systems installed and physically attached to the network and ready for BMP installation.

      o In addition, EuroTel must prove connectivity to all network elements.

      o All these requirements are listed in a document to be filled out by CGE&Y and signed by EuroTel.

      o     Network configuration experts available

7.6   Hardware

No hardware is provided by CGE&Y under this Agreement unless agreed otherwise in writing. A document will be prepared by CGE&Y during the Implementation Analysis
(WP2) stating the SUN hardware that EuroTel should acquire.

8     Change Requests

8.1   General

Both parties have the right to initiate procedures for change requests (CR) during implementation, delivery and test as lined out in this Main Agreement and the right to accept or refuse any offer following such change request.

8.2   Agreement

After formal approval, in writing, of the specifications, prices and schedule, the implementation of the amendment will be performed. If not otherwise agreed specifically, CGE&Y shall be entitled to compensation on a time and material basis in accordance to prices listed in paragraph 9.4 of this agreement. An extension of time of delivery is only possible if clearly stated in the offer and agreed by the EuroTel.

Should the performance of an agreed CR reduce the scope of services covered by this agreement, for technical, feasibility or other reasons, then the fixed price stated in paragraph 8.1 of this agreement shall be reduced by a corresponding amount agreed between the parties. This reduction shall be executed in the next scheduled instalment to be paid by EuroTel to CGE&Y.


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9     Compensation and Payment Plan

9.1   Compensation

For the delivery in this agreement EuroTel shall pay remuneration to CGE&Y with a fixed price of 1.045.300 EUR (one million forty-five thousand three hundred
Euro). The fixed price comprises the following items:

     --------------------------------------------------------------------

        Prod Id           BMP Implementation Project         Price Euro
     ====================================================================
     10625           EHPT BMP 4.1, RTU.                          110.700
     --------------------------------------------------------------------
     203566/1        RTC for up to 1 000 000 incoming
                     CDR's per day                               200.000
     --------------------------------------------------------------------
     203 542/2 or    Ericsson AXE/MTP or FTAM collector           44.700
     203 534/2
     --------------------------------------------------------------------
     203 531/2       FTP Collector                                     0
     --------------------------------------------------------------------
     203 550/2       FTP Distributor                                   0
     --------------------------------------------------------------------
     N/A             Implementation Services                     550.000
     --------------------------------------------------------------------
     10661           EHPT BMP High Availability RTU
                     license on two servers for
                     -       Sun Cluster 2.2
                     -       Veritas Volume Manager VxVM 3.04
                     -       Veritas File System VxFS 3.3.3       81.800
     --------------------------------------------------------------------
     203 790/1       Training BMP Maintenance and Set-up          11.000
     --------------------------------------------------------------------
     N/A             Travel expenses                              47.000
     ====================================================================
                              Total Price in Euro              1.045.300
     ====================================================================

When purchased from CGEY, the licence prices for upgrades to the next release of the EHPT BMP product will not exceed 20% of at the time of upgrade valid list price of the next release. This price guarantee is valid for a period of two years from date of signing this contract. The two year period will automatically be renewed when an upgrade is purchased and provided that EuroTel has had uninterrupted sequence of support agreement with CGEY. The maximum amount of renewed two-year periods is five.

EuroTel will be informed by CGEY when the current release of the BMP product will expire. CGEY will support the release during 12 months after the day of the written information. During this period EuroTel will need to upgrade to the next release or the support agreement will expire.

EuroTel is allowed to skip one release during each two-year period and the license price for upgrades will not exceed 20% of at the time of upgrade valid list price of the next-plus-one release.

Options

The following items can be ordered by EuroTel during the implementation project. For options that require implementation services the change request procedure will apply.


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                    Implementation and Delivery of EHPT Billing Mediation Device

The support and maintenance services (product id 10 273) shall be agreed in a separate contract to be signed before final acceptance.

The BMP Test licence will be provided free of charge to EuroTel in the event that a Framework Agreement is signed between T-Mobil and EHPT, in which agreement there is included a clause for the provision of a free BMP test licence and an Appendix listing the T-Mobil affiliates (among them EuroTel) who may take advantage of the terms and conditions covered by the Framework Agreement.

     --------------------------------------------------------------------
        Prod Id      Options                                 Price Euro
     ====================================================================
     10 273          Support and maintenance during one year      81.000
     --------------------------------------------------------------------
     10 626          Enhanced processing development licence      46.700
     --------------------------------------------------------------------
     10 627          Format builder development licence           46.700
     --------------------------------------------------------------------
     203 603         BMP Test licence                             38.000
     --------------------------------------------------------------------
     N/A             BMP licence for cold back-up             10% of BMP
                                                             licence fee
     --------------------------------------------------------------------
     N/A             BMP licence for active back-up           50% of BMP
                                                             licence fee
     --------------------------------------------------------------------

The ,,BMP license fee" for the two back-up options is calculated as the sum of the BMP licenses purchased by EuroTel excluding the RTC.

BMP IP

-------------------------------------------------------------------------------------------
   Prod Id                                Options                              Price Euro
===========================================================================================
N/A            Cluster implementation Services                                      20.000
-------------------------------------------------------------------------------------------
10 279         -    EHPT BMP IP base system and User Documentation                  33.000
               -    Collection
                    One eligible IP event collector, of the following:
                    RADIUS, TACACS+, WEB server, E-Mail, News or FTP
               -    Distribution
               -    Inter-BMP plus one eligible distributor, one of the
                    following:

               -    EHPT Net Charger or FTP
                    -     Processing:
                    -     Real time aggregation of IP events
                    -     Real time filtering of IP events
                    -     Usage Detail Record (UDR) creation

               REQUIRES

               Additional Licenses:
               - RTC Product ID INF 203 681/1

               Note that more IP event collectors can be added to this package.
               If the required IP event collector is not within the eligible one, use the price list for the BMP standalone sales packages.
               The additional price must be added to the price of the BMP IP package. Please contact EHPT sales response centre
               for information.
-------------------------------------------------------------------------------------------
               Radius AAA (Authentication, Authorisation and Accounting)            11.700
               Server running Radius, "RTU on one server"
-------------------------------------------------------------------------------------------


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
-------------------------------------------------------------------------------------------
   Prod Id                                Options                              Price Euro
===========================================================================================
               TACACS+ AAA  (Authentication, Authorisation and Accounting)          11.700
               Server running TACACS+, "RTU on one server"
-------------------------------------------------------------------------------------------
               Web Server Agent collector for web server "RTU on one server"        11.700
-------------------------------------------------------------------------------------------
               e-mail  Agent collector for e-mail server "RTU on one server"        11.700
-------------------------------------------------------------------------------------------
               Cisco router running Netflow Netflow collector using UDP "RTU        45.900
               on one server"
-------------------------------------------------------------------------------------------
               Ascend VoIP Pre-Paid, Gatekeeper Ascend Gatekeeper, Pre-Paid         45.900
               VoIP, using proprietary API. "RTU on one server"
-------------------------------------------------------------------------------------------
               News Server    Agent collector for News server    "RTU  on one       11.700
               server"
-------------------------------------------------------------------------------------------
               FTP Server     Agent collector for FTP server     "RTU  on one       11.700
               server"
-------------------------------------------------------------------------------------------
               WAP Gateway Agent collector for WAP Gateway "RTU on one server"   Quotation
                                                                                  provided
                                                                                on request
-------------------------------------------------------------------------------------------
               SNMP SNMP collector for MIB II Agents "RTU on one server"            45.900
-------------------------------------------------------------------------------------------
               Cisco VoIP Cisco Pre-paid VoIP Gatekeeper "RTU on one server"        45.900
-------------------------------------------------------------------------------------------
               The licensing of RTC is based on the number of subscribers
               (end users)
-------------------------------------------------------------------------------------------
203 681/1      Number of end users 0-50 K                                                0
-------------------------------------------------------------------------------------------
               Number of end users 0-100 K                                          58.200
-------------------------------------------------------------------------------------------
               Number of end users 0-150 K                                         116.500
-------------------------------------------------------------------------------------------
               Number of end users 0-200 K                                         174.700
-------------------------------------------------------------------------------------------
               Number of end users 0-250 K                                         221.800
-------------------------------------------------------------------------------------------
               Number of end users 0-300 K                                         257.600
-------------------------------------------------------------------------------------------
               For additional 100 K end users above less than 4,000 K end users     23.500
-------------------------------------------------------------------------------------------
               Number of end users 0-4000 K                                      1.120.000
-------------- ----------------------------------------------------------------------------
               For additional 1,000 K end users above less than 20,000 K end
               users                                                                69.400
-------------------------------------------------------------------------------------------
               Number of end users 0-20,000 K                                    2.240.000
-------------------------------------------------------------------------------------------
               More than 20,000 K end users                                      Quotation
                                                                                  provided
                                                                                on request
-------------------------------------------------------------------------------------------

The prices for the Options listed above are valid for two years from signature of this Agreement, on condition that the products are available from EHPT. Should EHPT replace any of the products the replacements will be offered to EuroTel at the then valid price list from EHPT.

9.2   BMP RTC Software License Fee Structure

When the amount of CDR's exceeds 1 000 000 EuroTel shall pay additional RTC software license fees according to the table below.

-------------------------------------------------------------------------------------------

   Prod Id     Number of CDR's per 24 hours                                    Price Euro
===========================================================================================
203566/1       1,000 K - 1,250 K                                                    47.000
-------------------------------------------------------------------------------------------
               1,250 K - 1,500 K                                                    47.000
-------------------------------------------------------------------------------------------
               For each addition of 500 K, in the range 1,500 K - 20,000 K          23.500
-------------------------------------------------------------------------------------------

After the termination of this agreement, EuroTel shall pay additional RTC software license fees according to the then valid price list from EHPT.


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9.3   Payment Plan

The fixed price stated in ss.9.1 shall be paid by EuroTel in three instalments according to the following payment plan:

        -------------------------------------------------------
         Project Milestone        Fixed price instalment
        =======================================================
        Contract Date          40% of fixed price
        -------------------------------------------------------
        Ready           for
        Acceptance             30% of fixed price
        -------------------------------------------------------
        Final Acceptance       30% of fixed price
        -------------------------------------------------------

When change requests have been agreed and ordered by EuroTel, the price for each change request is added to the fixed price, forming the base for the payment instalments.

Eurotel shall transfer the three instalments according to the payment plan to the bank account No. 28 21 00 00 66 /1100 at Tatra banka Bratislava, Ref. BMP Implementation. The transfer should be done within 30 days after EuroTel receives the invoice according to the project milestones.

CGE&Y is entitled to issue the invoice subject to due, professional performance of its contractual obligations under the respective milestone free from defects (other than "minor defects" as defined in General Terms & Conditions) and not earlier than occurrence of EuroTel's acceptance, if applicable.

9.4   Time and Material Work

There may be need for extra work during the project lifecycle. The parties have agreed that the rates for Time and Material work that apply to this Agreement are:

a) For CGE&Y Consultants from outside Slovak or Czech Republics, per day and person:

            Project manager                                1.635 Euro
            Business Consultant                            1.480 Euro
            Technical specialist and System Designer       1.340 Euro
            Programmer                                       896 Euro

Travel expenses for CGE&Y Consultants from outside of Czech and Slovak Republics are not included and will be charged separately.

b) For CGE&Y Consultants who are Slovak and/or Czech residents, per day and person:

            Project manager                                1.000 Euro
            Business Consultant                              950 Euro
            Technical specialist and System Designer         800 Euro
            Programmer                                       600 Euro


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All extra work shall be ordered separately by EuroTel in advance.

Hourly rates for CGE&Y Consultants are set to 1/8 (one eighth) of the daily rates specified above.

10    Warranty and Maintenance

CGE&Y has sub-licensed BMP "as is" to EuroTel. CGE&Y warrants that the BMP software has the functionality as specified in the Product Description in Appendix 3. This warranty applies also to the functionalities that explicitely has been configured and/or customised by CGE&Y for EuroTel and accepted by EuroTel.

A six month warranty period is included for the deliverables from the implementation project. The warranty period starts at Final Acceptance. The warranty conditions are specified in Appendix 2 to this Agreement.

Should EuroTel, without the prior consent of CGE&Y, make changes in or take measures with the system of such significance that the investigation of who is responsible for Defects is considerably impeded, and then CGE&Y's responsibility according to the Warranty ceases.

The warranty services shall be provided to EuroTel technically in compliance with the manners, quality, procedures, timings, etc. as stipulated in a signed and valid support and maintenance agreement; which manners, quality, procedures, timings, etc. shall apply to warranty services accordingly.

CGE&Y is obliged to provide support and maintenance of the system covered by the deliverables of this contract. Such support and maintenance is specified in the BMP Support agreement. The support and maintenance contract will be signed separately, however no later than at final acceptance of the delivery.

11    Representatives of the Parties

The representative of

The Client is:               Jozef Barta
CGE&Y is:                    Friedrich Langer

The contact person of

The Client is:               Roman Rybansky
CGE&Y is:                    Klaus Fekete

The representatives of the parties are entitled to formally represent the respective party in matters concerning the performance of the commission.


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12    Steering committee

A steering committee shall be appointed that shall meet on a regular basis. The representatives from EuroTel shall be IT and billing management. The CGE&Y representatives shall be the Project Owner and Account Manager.

The steering committee shall have the authority to resolve any disputes that may arise regarding the project in an amicable way. The venue of the meeting shall be in Bratislava or in Stockholm.

The agenda for the meeting includes, but is not limited to the following topics:

      o     Review of project progress

      o     Review of change request status

      o     Review of invoices and payments

      o     Resolution of certain project issues

In addition, the steering committee will make suggestions regarding enhancements, which may be desired to improve EuroTel's operations.

CGE&Y will write the minutes of meeting. The minutes of meeting shall be approved by EuroTel.

13    Governing Law, Disputes

This contract shall be governed by, and construed in accordance with, the laws of the Slovak Republic. Any dispute or discrepancy in the interpretation or in the performance hereof, shall be resolved through mutual discussion. In the event that such resolution of the dispute or discrepancy is not achieved within 20 days from the beginning of the dispute, any contractual party has the right to propose court proceeding at a responsible court.

Issues, not covered by this contract shall be governed by and administrated in accordance to legal regulations of Section 536 and following of the Commercial Code on Contract on Work accordingly and of the other provisions of Civil Code and Commercial Code.

Cap Gemini Ernst & Young Slovensko, s.r.o. guarantees to start the project within 1 week from signing of the contract.

The parties hereof declare that they have read the wording of this contract thoroughly and consistently, that they have understood its contents and that this document expresses their free and serious will without mistakes. The parties hereof acknowledge this by the signature of person fully authorised and entitled to act on behalf of the parties hereof.


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14    Approvals

This agreement comes into effect on signing by both parties.

Bratislava, March 2nd, 2001


----------------------------------     ----------------------------------------
Jozef Barta                            Friedrich Langer
Chief Executive Officer/Procurator     Managing Director
EuroTel Bratislava a.s.                Cap Gemini Ernst & Young Slovensko s.r.o.


----------------------------------     ----------------------------------------
Thomas Cancro                          Elemir Farkas
Chief Finical Officer/Procurator       Procurator
EuroTel Bratislava a.s.                Cap Gemini Ernst & Young Slovensko s.r.o.


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                                                                      Appendix I
                                                               Scope of Delivery

                                   APPENDIX I

                                Scope of Delivery


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                                                                      Appendix I
                                                               Scope of Delivery

                               Content Appendix I

1    Contractual parties.......................................................4

2    Introduction..............................................................5

3    Contract Documents........................................................5

4    Definitions...............................................................6

5    Time Schedule.............................................................7

6    Responsibilities of CGE&Y.................................................8

7    Responsibilities of EuroTel...............................................9

   7.1  Organisational and facilities..........................................9

   7.2  Business Requirements..................................................9

   7.3  Test Data with Description.............................................9

   7.4  Acceptance Test Specification.........................................10

   7.5  Network and Hardware ready for Installation...........................10

   7.6  Hardware..............................................................10

8    Change Requests..........................................................10

   8.1  General...............................................................10

   8.2  Agreement.............................................................10

9    Compensation and Payment Plan............................................11

   9.1  Compensation..........................................................11

   9.2  BMP RTC Software License Fee Structure................................14

   9.3  Payment Plan..........................................................14

   9.4  Time and Material Work................................................15

10   Warranty and Maintenance.................................................15

11   Representatives of the Parties...........................................16

12   Steering committee.......................................................16

13   Governing Law, Disputes..................................................17

14   Approvals................................................................18

   Content Appendix I.........................................................20

1    EuroTel Objectives.......................................................22

   1.1  High Level Requirements...............................................22

   1.2  Scope of specification................................................22

   1.3  Local Support.........................................................25

2    Scope....................................................................25

   2.1  Software Licenses.....................................................25

   2.2  Documentation.........................................................26


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                                                                      Appendix I
                                                               Scope of Delivery

   2.3  Training Services.....................................................26

   2.4  Implementation Services...............................................27

   Content Appendix II........................................................36

   ss. 1  Performance of the Services.........................................38

   ss. 2  Acceptance of Delivery..............................................38

   ss. 3 Remuneration.........................................................38

   ss. 4  Payment.............................................................39

   ss. 5  Amendments and Alterations..........................................39

   ss. 6  Title etc...........................................................39

   ss. 7  Secrecy.............................................................40

   ss. 8  Warranty............................................................41

   ss. 9  Liability...........................................................42

   ss. 10  Infringement of Intellectual Property Rights.......................43

   ss. 11  Force majeure......................................................43

   ss. 12  Termination........................................................45

   ss. 13  Disputes...........................................................45

   ss. 14  Applicable law.....................................................45

   ss. 15 Severability........................................................45

   ss. 16 Waiver..............................................................46

   Content Appendix III.......................................................48

1    Introduction.............................................................51

2    System Overview..........................................................52

   2.1  Collection, Processing and Distribution...............................52

   2.2  EHPT BMP Definitions..................................................53

   2.3  BMP Overview..........................................................54

   2.4  BMP IP Overview.......................................................56

   2.5  BMP for convergence...................................................57

3    BMP......................................................................59

   3.1  Using BMP.............................................................59

   3.2  Collection............................................................60

   3.3  Processing............................................................62

   3.4  BMP, Additional Functionality.........................................77

   3.5  Tools - Implementation and Adaptation.................................80


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                                                                      Appendix I
                                                               Scope of Delivery

1     EuroTel Objectives

This section 1 provides a high level description of EuroTel's objectives regarding the BMD.

1.1   High Level Requirements

The following bullet points cover the high level requirements of the BMD solution required for EuroTel. They are as follows:

o Revenue assurance - full control of CDR's processing with auditable logs of transactions from call collection through each step.

o     Independence in BMD system from network elements output formats.

o     Open architecture

o     Preparation for seamless transition to HSCSD, GPRS, UMTS technologies.

o Easy expandability due to the modular structure of the BMD to make it easy to meet the future growth both in terms of volume and new services

o The reduction in the number of 'extra' processing steps outside of the core BMD functionality.

o     No manual work, apart from normal system administration

o     A high degree of error detection due to the automated validation.

o     Seamless integration with the current systems and infrastructure

o     Graphical user interface

o     Development tools

o     Monitoring features

o     High availability of the system 24*7 operations

o Source code availability is included in the Scope of Delivery of the specific EuroTel customizations that are delivered by the project.

o Single source for different applications required for CDR analysis e.g. searching engine for security entities.

1.2   Scope of specification

By implementing the solution, EuroTel Bratislava intends to simplify the processes and interfaces to be able to minimize or replace many of today's components.


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                                                                      Appendix I
                                                               Scope of Delivery

The main interfaces for the BMD shall be:

Input

      o     Ericsson AXE MSC's (GSM1,2&3)

      o     Nokia Switches (NMT1&2)

      o     SMS centres (SMSC)

      o     Roaming (TAP3 from MACH & TAP2+ from EuroTel Prague)

      Data from Network Elements is requested by polling and two types of polling are included. One is set by the clock and the frequency can be from one minute up to 24 hours. The other is event driven whereby the BMD will fetch the CDR file right after it has been created in a directory.

Output

      o SICAP replacement of CDR handler and DB loader. BMD will mediate ASN.1 data to SICAP system.

      o CDR Loader replacement- BMD will mediate data as input to Interconnect, VOIP, Security and FDS system..

      o     BSCS interfacing RIH modul

The aim is also for the BMD to reduce the number of standard modules used in the existing systems hence improving performance. The following BSCS processes will be replaced:

      -     File Input Handler (FIH)

      -     Duplicate Record Handler (DRH)

      -     Assembled Input Handler (AIH)

By using a new BMD based on standard BMP mediation functionality, the following utilities and programs will be realized within the solution:

o     In-house developed CDR Collector
            The present CDR Collector used by EuroTel will be replaced by the standard BMP Collection functionality as defined in section 2.4.3.(WP3 Collector Set-up) and subsection Formatting in section
            2.4.5. (WP5 Processing).

o     Splitter
            Filtering of post-paid and pre-paid CDRs will be handled using the standard BMP processing nodes described in section 2.4.5. (WP5 Processing). Pre Paid Number Duplicity is not allowed: This is supported by the Duplicate CDR Detection functionality which is a standard processing node in BMP

o     Voice Mail/Fax Mail converter
            CDR based on Voice and Fax Mail activity will be processed and converted to the required output format using standard BMP processing nodes described in section 2.4.5 (WP5 Processing).


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                                                                      Appendix I
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o     SMS converter
            CDR based on SMS activity will be processed and converted to the required output format using standard BMP processing nodes described in section 2.4.5 (WP5 Processing)

o     TAP conversions
            BMP can handle the TAP2+ and TAP3 formats and process such CDRs using standard BMP processing nodes described in section (WP5 Processing).

o     Star numbers
            BMD will convert Star numbers to regular numbers and distribute them to the BSCS system.

o     Inter33calls (Voice over IP - VOIP)
            BMD will convert Voice over IP numbers with prefix 33 to differerent prefix based on criteria.

Following investigation during the implementation analysis (WP2), and, where necessary, a separate quotation from CGE&Y, the following functionality (but not limited to) may be included or enhanced above what already is part of the scope of delivery in the BMD. The first 5 mandays of change request work are included free of charge provided that they are ordered within the project delivery time.

      o     Functionality to handle Audio text services

      o     Assistant Services

      o     Others as will be specified in Implementation Analysis

The final picture, which is much more simple than that of today, uses the BMD as the core of the future architecture. It is shown in the following diagram.

                               [GRAPHIC OMITTED]


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                                                                      Appendix I
                                                               Scope of Delivery

The following specific requirements are not included in the Scope of this
Agreement:

- Fast access to the subscriber's calls history to allow real-time or near-real-time control of the customer call behavior. Key for 'hot billing', credit control, and fraud detection purposes. BMP includes a batch interface to history data. The retrieval of data can be set to occur at regular intervals. Hot billing is not included in the BMP Collection module as provided under this Agreement.

1.3   Local Support

The first-line support will be delivered from the CGE&Y support office in Bratislava. The first-line support staff in the Slovak Republic will benefit from the second-line support by CGE&Y's Customer Services in Sweden as well as Basic Support from EHPT.

In connection to the local support organisation CGE&Y aim to build an EHPT competence centre responsible for the CGE&Y support to EHPT in the Central European region.

2     Scope

This section lists the Scope of Delivery to be provided by CGE&Y under the Agreement.

2.1   Software Licenses

CGE&Y will deliver the following software licenses:

2.1.1 EHPT BMP 4.1 Standard Software Package

License of BMP 4.1 Base System including Collection from disk, Processing, Distribution to disk, Inter BMP collection and Inter BMP distribution. The license consists of:

      - RTU for eight (8) concurrent users on one (1) BMP server. Right To Use (RTU) software licenses are based on delivered functionality and on the number of servers.

      - Connection License fees or Right to Connect (RTC) gives EuroTel the right to connect up to five (5) Nodes to BMP and process up to 1 000 000 incoming CDR's per day. CDR's per day is calculated as the average number of CDR's per day during one calendar month.

      -     One AXE/MTP or FTAM collector on one (1) BMP server

      -     One FTP collection on one (1) BMP server

      -     One FTP distribution on one (1) BMP server

      -     One EHPT BMP High Availability RTU license on two servers for

            -     Sun Cluster 2.2

            -     Veritas Volume Manager VxVM 3.04

            -     Veritas File System VxFS 3.3.3


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                                                                      Appendix I
                                                               Scope of Delivery

2.1.2 EHPT BMP 4.2 Standard Software Package

If EuroTel has fulfilled all conditions in Enclosure 3, "Sub agreement BMP licence", EuroTel is entitled to receive release 4.2 of BMP without having to pay any additional licence costs. This Agreement does not cover implementation of BMP release 4.2. Such services may be ordered separately from CGE&Y.

2.2   Documentation

One complete set of standard user documentation in English on paper will be delivered. On-line help is available through HTML.

        Project Specification (from step WP1)
        Final Report and Change Request (from step WP1)
        Analysis Report (from step WP2)
        Operational Job Specification (from step WP2)
        Draft of Acceptance test Specification (from step WP2)
        Acceptance Test Specification (from step WP2)
        System Test Specification (from step WP6)

2.3   Training Services

CGE&Y will deliver the following training services:

2.3.1 BMP Overview course, 1 day

The overview courses will be delivered at EuroTel's premises early in the project. Suitable training for management-, financial- and other non operative personnel that need a general understanding of the BMP System as well as for the future users of the system. Number of participants unlimited.

2.3.2 BMP Maintenance and Set-up course (5 days) for 3 participants.

The course is intended for personnel who will work as BMP system administrators, and those who will operate the system. For further information see Training Service Description 1_1551_BMP Sys adm RevA.doc.

The training is delivered at EHPT training premises. Student's expenses are not included.

2.4   Implementation Services

CGE&Y will deliver the following implementation services listed in this section.

A BMP implementation project is divided into a number of activities called work-packages (WP). Each work-package contains delimited tasks that more easily could be surveyed.


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                                                                      Appendix I
                                                               Scope of Delivery

CGE&Y presents a work-package-plan for the BMP customer project for EuroTel in this document. After that the Implementation Analyses the work package plan will be revised and will also refer to the Implementation analysis document.

CGE&Y will perform an Implementation Analysis in the start of the implementation project to identify the detailed requirements of the EuroTel.

During the implementation work, CGE&Y is responsible to set up all necessary collection, processing and distribution to support up to twenty-five (25) network elements.

2.4.1 WP1 - Project Set up and management

The purpose of this phase is to ensure that the project begins from a sound business foundation.

The BMP-project management is responsible for the project activities such as

      -     Project management
      -     Customer meetings
      -     Progress reporting
      -     Project review
      -     Handling of project changes

            WP output:  Project Specification; Project time plan; Progress report; Final report and Change request.

2.4.2 WP2 - Implementation Analysis

This WP is one of the most important work packages in which the customer requirements are analysed in detail. This is a joint venture between EuroTel and CGE&Y.

The Implementation Analysis Report together with the Operational Job Report that is done after the analysis is the necessary input for the execution phase of the project.

Activities:

Requirement identification regarding the EuroTel's network, IT systems and business cases covering collecting, formatting, selection, validation, distribution, Network, system and requirements etc.

Establish test data requirements. EuroTel is responsible to supply the needed test data.

System analysis and design

Site inspection

Providing the acceptance test template to be used by EuroTel to adjust and create the official acceptance test specification that will be used during the project acceptance test phase.

         WP input:      Certain documents from WP1 approved.

         WP output:     Implementation Analysis Report; Operational Job
                        Report draft, draft of Acceptance test specification;
                        Acceptance test procedure sign off.

The number of change requests relating to the scope of services stated in sections 2.4.3 through 2.4.11 of this


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                                                                      Appendix I
                                                               Scope of Delivery

Enclosure will be listed and assessed. Change requests will be submitted to the Steering Committee for approval to proceed and be managed in accordance with ss. 7 of the Agreement .

2.4.3 WP3 - Collector set-up

Set up work will be performed for the Standard FTP collector.

Activities:

Collector set up for Ericsson-AX10 via FTAM/MTP, Nokia-DX200 via FTP, SMSC via FTP, VMS via FTP, TAP2+ over X.25

Additional to this disk collection is to be set up.

Documentation

         WP input:      Specification documents from WP2

         WP output:     Collection set up for maximum 25 Network Elements
                        (NE's). Input to Test-specification

2.4.4 WP4 - Distributor set-up

Set up work will be performed for the Standard FTP distributor.

Activities:

Distribution set up with TCP/IP; SICAP via FTP, BSCS (RIH), FDS via FTP, Interconnect Billing via FTP, VoIP and Security.

Documentation

         WP input:      Specification documents from WP2

         WP output:     Distribution set up.
                        Input to Test-specification

2.4.5 WP5 - Processing

For each one of the processing nodes described below the following activities is performed:

Activities:

Realisation of processing according to implementation analysis report Test data definition

Job verification

Functional test

Documentation according to best industry practices for customised software deliverables.

         WP input:      Operational Job Specification document from WP2

         WP output:     Processing node functionality
                        Input to Test-specification

Formatting

Formatting addresses the definition of formats for collection and distribution of usage data from network elements to downstream systems.


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                                                                      Appendix I
                                                               Scope of Delivery

Activities:

      - Source Format definitions of 5 input formats from the following network elements: Ericsson-AX10 via FTAM/MTP, Nokia-DX200 via FTP, SMSC via FTP, VMS via FTP, and TAP2+ over X.25. One unique format per each of the network elements.

      - Destination Format definitions of 6 formats with one unique format for each of the above mentioned source and destination formats,

      -     Documentation

      WP input:         Documents from WP2

      WP output:        Defined formats and format mapping files.
                        Input to Test-specification

Selection

The selection function streams or filters CDR's to other processing nodes or to a file for further distribution to an external system.

30 General selection nodes for six (6) different output streams to the PPS'

Validation

The validation function performs validation on usage data on two levels: format validation and business rule validation.

6 Validation nodes for each input format:

Sequence Number Validation

The sequence number validation function performs validation on one defined sequence field in the usage data.

The sequence number validation function determines the validity of the current sequence field value in comparison with the previous CDR.

3 sequence validation nodes

Sequence Number Validation is a functionality that is based on that the switches mark every CDR with a sequence number. This number can be checked by BMP and if one or more CDR's that are "out of sequence" is detected BMP will log this in the error log and/or stop the processing. Since each switch uses its own sequence numbering this normally is a functionality used for each switch separately.

Enhanced Processing

The Enhanced Processing Node makes use of a script language called TCL or Java. The capability of using a programming facility enables BMP to implement requirements that cannot be implemented using BMP Basic Processing.

It is assumed that a number of Basic Processing Nodes and Enhanced Processing Nodes will be implemented in order to comply with EuroTel's requirements. A detailed design of the solution will be agreed upon during the implementation analysis and documented in the Functional Specification and the Operational Jobs Report draft.

Enhanced Processing - Consolidation

Enables handling of partial CDR's, merge the partial CDR's belonging to the one and same chargeable call into one CDR for further processing in billing system.

Consolidation solution for 1 input format


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                                                                      Appendix I
                                                               Scope of Delivery

2.4.6 WP6 - System test

When all processing functionality has been implemented and functionality tested a system test will be performed at development site. The test is performed according to the test-specifications defined in implementation analysis and processing implementation. Errors or unwanted phenomena will be noted in a test report and corrected to sufficient functionality. The CGE&Y project manager decides when the system test is finished.

Activities:
Test System set-up
Test data definition
System verification and test execution
Documentation

WP input:      Test specification
WP output:     Test report

2.4.7 WP7 - Customer training

The training of the EuroTel personnel is delivered under this WP. The training is co-ordinated into the work package plan in order to prepare EuroTel skills in good time for the acceptance test and the hand-over procedure.

Activities:
BMP training according to section 2.3

WP input:      Number of participants
WP output:     Trained personnel

WP8 - HW/SW integration
HW/SW Integration will see to that the delivered BMP system software is installed and integrated on-site.

Configuration and setup services for the High availability licence are not included. Such services can be ordered by EuroTel according to the procedure for change requests

Activities:
OS-configuration
Oracle installation
BMP SW installation
Basic validation

WP input:      BMP -system SW, Implementation customisations
WP output:     Site ready for commissioning


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                                                                      Appendix I
                                                               Scope of Delivery

2.4.8 WP9 - Commissioning

Commissioning addresses system set-up in the operational environment and includes configuration and verification to ensure that the BMP system works correctly in its environment.

The BMP system customisations are installed on-site and connected to the network elements. CGE&Y initiates and carries out the commissioning and the purpose are to prepare for the final acceptance test.

Activities:
BMP customisation installation
SW configuration and tuning
Establish pre-defined connectivity
Prepare for acceptance test

WP input:      HW/SW Prepared BMP system
WP output:     Ready For Acceptance

2.4.9 WP10 - Acceptance test

Acceptance Test addresses the formal acceptance of the system and is performed by EuroTel with assistance from CGE&Y. Customisations and configuration of the BMP system is tested using a predefined set of test cases and test data set up at WP2.

When the system is accepted by EuroTel, EuroTel will sign the Certificate of Final Acceptance (CFA).

To obtain final acceptance of the system, an acceptance test will be performed. EuroTel is responsible for conducting the acceptance test.

The purpose of the acceptance test is to result in an approval of the delivery. Approval of the delivery shall be executed or considered to be at hand, when any of the criteria mentioned below and in the General Terms & Conditions Responsibility Project has been fulfilled.

The parties shall agree on the contents of the acceptance test specification, which shall contain a description of each planned test case and the desired result. EuroTel's acceptance or rejection shall only depend upon the result of the test cases specified in the acceptance test specification.

CGE&Y provides the acceptance test specification, including suggestions for test material to be provided by EuroTel. EuroTel shall approve the acceptance test specification. If EuroTel does not approve of the plan, objections must be submitted to CGE&Y within one (1) week after reception. If no objection has reached CGE&Y within one week, the acceptance test specification will be considered approved. If EuroTel raises objections CGE&Y shall consider such objections and adjust the test specification to a reasonable extent. In case of rigorous objections or different opinions on the acceptance test specification the issue shall be resolved by the Steering Committee in a meeting within seven days from the moment


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when EuroTel informs CGE&Y that EuroTel will not approve the acceptance test specification proposed by CGE&Y. Should the Steering Committee fail to have the parties to agree on the acceptance test specification then CGE& shall be entitled to an extension of the delivery time. If the scope of the acceptance test is increased CGE&Y shall analyse the consequences and inform EuroTel about the extent of the required extension.

The acceptance test shall be completed within eleven days from CGE&Y's Delivery for Acceptance.

CGE&Y shall correct defects discovered during the acceptance test or at the delivery, provided that EuroTel has notified CGE&Y of the defect without delay.

Notified defects shall be categorised into three different types:

Severe Defects preventing further acceptance testing

Substantial Defects not preventing further acceptance test but necessary to correct in order to take the system into operation

Minor Defects not preventing further acceptance testing or a meaningful operation.

Severe and Substantial Defects shall be corrected before or during the acceptance test. Delays in testing as a result of Severe and Substantial Defects will extend the time for acceptance testing at CGE&Y's expense.

In the acceptance test a performance test shall be included. EuroTel and CGE&Y shall agree on the hardware configuration that EuroTel will acquire, the level of pre-defined performance criterias and test cases. If the stated performance is not reached during the test CGE&Y shall take actions, without unreasonable delay, to correct the problems identified. If the actions taken do not result in passing of the performance test, CGE&Y will cover the cost necessary to upgrade the hardware to a version that will make it possible to pass the performance test. CGE&Y will also cover any costs related to software modifications or purchase and installation of additional software and additional work that is needed to pass the performance test.

All defects shall be corrected without unreasonable delay. Minor Defects shall not prevent acceptance or approval and may be corrected during the warranty period.

Defects and deficiencies that occur after the Final Acceptance shall be handled according to the warranty conditions.

The acceptance will be completed when the Certificate of Final Acceptance (CFA) is signed by EuroTel or it will be regarded as accepted and approved, as set out in the General Terms & Conditions in Enclosure 2.

Activities:
Prepare site and participants for testing
Execute acceptance test according to Acceptance test procedure and Acceptance test specification.
Signing of CFA


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   WP input:   Acceptance test specification
   WP output:  CGE&Y delivery accepted

2.4.10 BSCS to BMP connection

The implementation of a connection between the BMP and BSCS software is included in the scope of this agreement. The BMP will take over the CDR file conversion to UTX format (conversion previously performed by the BSCS FIH batch process). BMP will replace the FIH, DIH, DRH and AIH processes in BSCS.

Overview

The BMP collects CDR files from all MSC using the protocol for Ericsson and Nokia switches. After converting CDR's to internal format the BMP needs to perform all checks that the FIH used to perform. This is done during the processing phase using TCL/JAVA programming. Then the CDR files will be converted to UTX format and stored directly on the BSCS server.

Decoding

The BMP decoder converts CDR files from one Ericsson or Nokia format (agreed from WP2) to the BMP internal format.

Processing

The BMP processing scripts (written in TCL/JAVA languages) will perform:

      o Perform all checks that FIH used to perform (while converting input CDR files to UTX format).

      o Load the THUFITAB table with a new row for each new CDR file. This task was previously performed by the DIH BSCS processes.

      o Duplicate record check both on CDR level and file level. Replaces the DRH BSCS batch process

      o Consolidation of "long duration calls". Replaces the AIH BSCS batch process.

Encoding

The BMP encoder produces output CDR files in BSCS UTX format.

Disk Distribution

UTX output files will be saved to a location which will point directly to the $WORK_DIR/MP/SWITCH directory on the BSCS server. This directory will be NFS mounted on the BSCS server. In this way it will be easy to keep track of all CDR files and it simplifies the backup procedure.


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                                                                     Appendix II
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                                   APPENDIX II
                           General Terms & Conditions
                             Responsibility Projects


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                                                                     Appendix II
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                               Content Appendix II

1    Contractual parties.......................................................4

2    Introduction..............................................................5

3    Contract Documents........................................................5

4    Definitions...............................................................6

5    Time Schedule.............................................................7

6    Responsibilities of CGE&Y.................................................8

7    Responsibilities of EuroTel...............................................9

   7.1  Organisational and facilities..........................................9

   7.2  Business Requirements..................................................9

   7.3  Test Data with Description.............................................9

   7.4  Acceptance Test Specification.........................................10

   7.5  Network and Hardware ready for Installation...........................10

   7.6  Hardware..............................................................10

8    Change Requests..........................................................10

   8.1  General...............................................................10

   8.2  Agreement.............................................................10

9    Compensation and Payment Plan............................................11

   9.1  Compensation..........................................................11

   9.2  BMP RTC Software License Fee Structure................................14

   9.3  Payment Plan..........................................................14

   9.4  Time and Material Work................................................15

10   Warranty and Maintenance.................................................15

11   Representatives of the Parties...........................................16

12   Steering committee.......................................................16

13   Governing Law, Disputes..................................................17

14   Approvals................................................................18

   Content Appendix I.........................................................20

1    EuroTel Objectives.......................................................22

   1.1  High Level Requirements...............................................22

   1.2  Scope of specification................................................22

   1.3  Local Support.........................................................25

2    Scope....................................................................25

   2.1  Software Licenses.....................................................25

   2.2  Documentation.........................................................26

   2.3  Training Services.....................................................26


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   2.4  Implementation Services...............................................27

   Content Appendix II........................................................36

   ss. 1  Performance of the Services.........................................38

   ss. 2  Acceptance of Delivery..............................................38

   ss. 3  Remuneration........................................................38

   ss. 4  Payment.............................................................39

   ss. 5  Amendments and Alterations..........................................39

   ss. 6  Title etc...........................................................39

   ss. 7  Secrecy.............................................................40

   ss. 8  Warranty............................................................41

   ss. 9  Liability...........................................................42

   ss. 10  Infringement of Intellectual Property Rights.......................43

   ss. 11  Force majeure......................................................43

   ss. 12  Termination........................................................45

   ss. 13  Disputes...........................................................45

   ss. 14  Applicable law.....................................................45

   ss. 15  Severability.......................................................45

   ss. 16  Waiver.............................................................46

   Content Appendix III.......................................................48

1    Introduction.............................................................51

2    System Overview..........................................................52

   2.1  Collection, Processing and Distribution...............................52

   2.2  EHPT BMP Definitions..................................................53

   2.3  BMP Overview..........................................................54

   2.4  BMP IP Overview.......................................................56

   2.5  BMP for convergence...................................................57

3    BMP......................................................................59

   3.1  Using BMP.............................................................59

   3.2  Collection............................................................60

   3.3  Processing............................................................62

   3.4  BMP, Additional Functionality.........................................77

   3.5  Tools - Implementation and Adaptation.................................80


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ss. 1 Performance of the Services

1.1 The Services shall be performed according to agreed specification of requirements. EuroTel guarantees that this specification is correct, complete and constitutes a correct ground for the Services. When the commission includes the preparation of a specification of requirements, a draft of such a specification shall be handed over to EuroTel for his approval. CGE&Y is entitled to postpone all further measures, until such an approval has been received.

1.2 EuroTel shall, at his expense, provide hardware and other equipment, software, other necessary equipment and material as well as premises required for the Services .

1.3 EuroTel shall provide CGE&Y with the necessary information to perform the Services.

ss. 2 Acceptance of Delivery

2.1 EuroTel shall approve or refuse the result of the acceptance test in writing within two weeks of a notice from CGE&Y that the delivery is ready for acceptance. If no such letter is received, or if an acceptance test has not been called for, it shall be deemed that EuroTel has accepted the result of the Services.

2.2 EuroTel shall be considered to have accepted a delivery, if and when EuroTel takes the delivery or any part thereof into operation or when CGE&Y has delivered the result of the Services, carried out mainly in accordance with the Agreement. Such minor defects, as defined in section
      2.4.9 of Appendix I, which do not prevent EuroTel from using the delivery in a meaningful way, shall not prevent acceptance. CGE&Y is entitled to correct such minor defects after acceptance and correction shall be made without unreasonable delay.

ss. 3 Remuneration

3.1 When providing extra work compensated on time and material, CGE&Y is entitled to compensation for expenses etc. as follows

      3.1.1 Remuneration for travel time during normal working hours in accordance with the prices or the hourly rates set out in the Agreement or else in accordance with the current price list of CGE&Y at the time of the performance of the services.

      3.1.2 For services agreed to be performed during other hours than normal business hours, if the work has been performed between 06.00-20.00 weekdays, a fifty per cent higher remuneration per hour and to a hundred per cent higher remuneration for such work performed during other hours.

      3.1.3 For expenses by an amount equivalent to cost plus a reasonable addition for administration.

3.2 At the end of each calendar year, CGE&Y is entitled to increase daily rates for time and material services in relation to the change of the German Consumer price index the preceding year.


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3.3   Agreed prices or standards to set prices or amounts do not include VAT, customs, import duties or other taxes or duties or the like imposed by the Government or any other Authority.

3.4   All payment shall be made in Euro.

3.5 If the parties have agreed so explicitly or if it is required by mandatory law that payment shall be made in another currency, CGE&Y is entitled to adjust all prices as follows. Adjustment may be made, if the value of the agreed currency in relation to the Euro on the due date has changed with more than two per cent from the date of the agreement. The exchange rates to be applied are the average rates noted by the Slovak National Bank.

ss. 4 Payment

4.1 CGE&Y shall invoice EuroTel according to the payment plan set out in the Agreement. Such invoice shall reference the order number. An invoice for services on time and material shall show the amount of hours and fees for each person engaged in the commission.

4.2 Services and expenses not covered by a payment plan will be invoiced monthly in arrears.

4.3 Penal interest will be charged in accordance with an annual rate of seven and a half percent (7.5%)

ss. 5 Amendments and Alterations

5.1 EuroTel shall compensate CGE&Y in accordance with the rates and conditions for time and material services, for extra services and costs due to amendment to or alteration of the agreed Services as well as for waiting time, services and costs caused by EuroTel.

5.2 If and to the extent that an alteration of or an amendment to the Services has been agreed and if EuroTel has caused a delay, CGE&Y shall be entitled to any extension of time required.

ss. 6 Title etc

6.1 The title and copyright to the system, software, documentation, manuals and the like, which have been developed under this Agreement belongs to EuroTel, provided payment in full has been made. This does not apply to software products for which a license, a right to use or the like has been granted.

      Copyright and title to all TCL and Java code developed as a result of Appendix I, section 2.4, of the Agreement belongs to EuroTel. CGE&Y grants to EuroTel a non-transferable, unlimited in time and non-exclusive right to use all products and any related documentation generated and/or furnished under this Agreement. There shall be no other consideration for the usage rights paid to CGE&Y by EuroTel than agreed in this Agreement, as well as in the Sub-License Agreement. On full payment of the license cost under this Agreement, EuroTel is entitled to use the BMP product


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      according to the terms and conditions contained in the Sub-License
      Agreement.

6.2 Rights to assets supplied by any third party are restricted to limitations set out by that third party.

6.3 When applicable, CGE&Y reserves the title to any goods delivered, until payment in full has been made for the total delivery.

ss. 7 Secrecy

7.1 EuroTel hereby authorizes CGE&Y to make public reference to EuroTel's selection of the CGE&Y service line(s) and the nature of the services provided. Subject to EuroTel's prior written consent, CGE&Y may publicly refer to the solution implemented or to be implemented by CGE&Y and may write and publish a high-level profile discussing the reasons supporting EuroTel's choice of the CGE&Y solution and the benefits gained by EuroTel.

7.2 EuroTel and CGE&Y agree that any information directly or indirectly received from the other party in connection with the above project will be treated strictly confidentially. Such confidential treatment requires that the information received form the other party (i) will not be disclosed to any third party and (ii) will not be used for any purpose other than as necessitated by the objective stated in this Agreement. Any use beyond this scope, and any disclosure to a third party, requires the prior written consent of the disclosing party. However, disclosure to affiliated companies or to advisers shall be permitted without such explicit, written consent, provided the disclosure is necessitated by the commission and further provided any such recipient has first agreed in writing to comply with the confidentiality obligations as stipulated by this Agreement. Each party will treat information received from the other party with the same degree of care as applied to its own confidential or proprietary information, and at least with the care afforded by a diligent business partner.

7.3 The confidentiality obligation shall not apply with respect to information that:

      a) is known to the recipient without restrictions regarding confidentiality prior to receipt form the other party, or

      b) is publicly available at the time of disclosure, or thereafter becomes publicly available other than through a breach of this Agreement, or

      c) is lawfully and without confidentiality obligations obtained from a third party.

      Notwithstanding the above, each party shall be entitled to fulfil information requests to the extent required by law.

7.4 The confidentiality obligations arising out of this Agreement shall remain effective for a term of five (5) years, notwithstanding any earlier termination of the Agreement.


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7.5   EuroTel and CGE&Y agree that no grant of a license or other authorisation to use shall be connected to the disclosure of information under this Agreement. Neither party shall be entitled to act as an agent or in any other capacity for the other party. The establishment of any obligations between EuroTel and CGE&Y beyond the scope of this Agreement shall require an explicit, written agreement.

7.6 All CGE&Y personnel that have any access to the subscriber names and or addresses, electronically or written form, shall sign a separate personal confidentiality undertaking.

7.7 CGE&Y shall be liable for it's personnel for any and all misuse of the EuroTel subscribers personal data and billing data. In any case, however, these data may not be copied, transmitted or transferred in any form from the EuroTel location to elsewhere.

ss. 8 Warranty

8.1 CGE&Y warrants that all services provided will be performed professionally and in accordance with good workmanship and by personnel with the necessary skills. CGE&Y warrants that the system as the result of the services rendered by CGE&Y under this Agreement has the functionalities stated in the Agreement and that the performance of the system is such as can be required considering what has been stated above.

8.2 CGE&Y is, subject to stated limitations, obliged to correct Defects in the system caused by CGE&Y and signifying that agreed requirements are not met. Rectification will be carried out through correction or, provided this does not cause significant inconvenience, by instructions on how to circumvent the Defect. The Warranty includes the services required to correct Warranty Defects but not costs for materials and equipment. If CGE&Y will be compensated for services on a time and material basis, the warranty for such services covers CGE&Y's costs to correct defects.

8.3 The Warranty period is six months from acceptance. CGE&Y shall be responsible only for Defects notified to CGE&Y without unreasonable delay and during the Warranty period.

8.4 Defects covered by the Warranty shall be corrected without unreasonable delay. Should a Defect prevent EuroTel from using the system, functionalities, products for agreed purposes, the rectification measures shall be initiated within 24 hours from the time CGE&Y received notification of the Defect. Should CGE&Y not correct a Defect with the speed appropriate under the circumstances, EuroTel is allowed to grant CGE&Y a final and reasonable extension of time to correct the Defect. If the Defect still has not been corrected at the expiry of such an extension period, if granted, EuroTel is entitled to a reduction of the purchase price for the system, corresponding to a market price for the correction of the Defect.

8.5 Should EuroTel report a Defect and it turns out that the reported Defect is not one for which CGE&Y is responsible, then EuroTel shall compensate CGE&Y on a time and material.


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8.6   CGE&Y's responsibility does not cover defects which are

      - discovered or which ought to have been discovered at the acceptance test but which have not been notified promptly to CGE&Y,

      - caused by EuroTel's use of the system, with equipment or accessories other than those specified by CGE&Y, in a manner which affects its function or by EuroTel's carrying out changes of, or measures with the system, not in accordance with CGE&Y's instructions,

      - due to negligence by EuroTel, its staff or third party or by circumstances beyond the control of CGE&Y,

      - due to the fact that EuroTel has given incorrect or incomplete information or choice of test data or has given incorrect or incomplete prerequisites for the system.

8.7 Should EuroTel, without the prior consent of CGE&Y, make changes in or take measures with the system of such significance that the investigation of who is responsible for Defects is considerably impeded, then CGE&Y's responsibility according to the Warranty ceases for involved parts of the system.

8.8 CGE&Y's responsibilities according to the Warranty are limited to what is mentioned in these General Terms and Conditions. Consequently, CGE&Y is not obliged to compensate EuroTel for, transport of equipment, stand-stills or other damages due to Warranty Defects and EuroTel is not entitled to cancel the Agreement due to Warranty Defects.

ss. 9 Liability

9.1 The liability of both parties is restricted to direct damages. Neither of the parties shall have any liability for any indirect damages as loss of revenue, profit or saving, drop in production, loss of data, third party damages or consequential damages. However, this limitation does not apply in cases of willful action and gross negligence.

9.2 If there is an agreed delivery time and the Services are delayed, penalties will be paid. Such penalties shall be set to an amount per completed week that the delay has been going on, equivalent to 0.5 per cent of the basis of calculation, but not, however, totalling more than 10 per cent of the basis of calculation. The basis of calculation shall be the remuneration to CGE&Y for the Services initially agreed. If only part of the Services are delayed, the basis of calculation shall be the part of the contract price or the remuneration, which corresponds to the part of the Services which have been delayed. EuroTel is not entitled to any remuneration or damages due to late delivery in excess of these penalties.

9.3 The total liability of CGE&Y - when applicable including penalties - is limited to an amount, equivalent to 50 per cent of the remuneration to CGE&Y for the Services initially agreed. After delivery in accordance with ss. 2 CGE&Y is not in any case obliged to repay any remuneration received except in accordance with ss.8.4 above.

9.4 CGE&Y is responsible for the performance of work carried out by subcontractors as if the work were his own. If CGE&Y has delivered hardware or other equipment or system


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      or standard software, CGE&Y is not liable in any way or to a any greater extent, than what may actually be recovered from the supplier.

9.5 EuroTel's right to damages, penalties or any other remuneration shall be forfeited if the claim has not been made in writing without delay and within three months from the day of the occurrence of the circumstance, which caused the damages. After the expiry of the warranty period CGE&Y has no remaining liability, unless CGE&Y has caused damages wilfully or through gross negligence. Should a specific warranty for a certain period of time not have been agreed, then all liabilities of CGE&Y shall in all events cease six months after delivery.

ss. 10 Infringement of Intellectual Property Rights

10.1 CGE&Y guarantees that the use of system, product or documentation developed or delivered by CGE&Y in accordance with the Agreement, does not infringe the right of any third party to patent, copyright or trademark. EuroTel is obliged to give notice immediately to CGE&Y, in case such infringement has been alleged or is to be expected.

10.2 CGE&Y shall fully indemnify EuroTel and keep EuroTel indemnified from and against all actions, claims, demands, costs, charges and expenses which they sustain and which arise from a claim or allegation by a third party to the effect that the supply or the modification of the use of system, product or documentation developed and delivered by CGE&Y in accordance with the Agreement, infringes or caused to be infringed any patent or registered design or copyright of a third party or amounts to a breach of obligation of non-disclose owed to a third party (and which in either case is in existence at the date of Agreement or comes into existence thereafter and which, in the latter case, is known or ought reasonably to have been known to CGE&Y).

10.3 In the event of any claim being made or action brought against EuroTel arising out of the matters referred to in sub-clause 10.2. CGE&Y shall be notified promptly thereof, and shall at his own expense conduct all negotiations for the settlement of the same and any litigation that may result therefrom. EuroTel shall, at the request of CGE&Y, afford all available assistance for the purpose of contesting any such claim or action and shall be repaid any expenses incurred in so doing.

ss. 11 Force majeure

11.1 A party is not liable for a failure to perform any of his obligations in so far as he proves:

      a) that the failure was caused by circumstances excluding his liability; and

      b) that he could not reasonably be expected to have taken the impediment and its effects upon his ability to perform into account at the time of the conclusion of the Agreements; and

      c) that he could not reasonably have avoided or overcome it or at least its effects


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11.2  An impediment within paragraph 11.1 above, may result from events such as the following, this enumeration not being exhaustive:

      a) war, whether declared or not, civil war, riots and revolutions, acts of piracy, acts of sabotage;

      b) natural disasters such as violent storms, cyclones, earthquakes, tidal waves, floods, destruction by lightning;

      c) explosions, fires, destruction of machines, of factories, and of any kind of installations;

      d) boycotts, strikes and lock-outs of all kinds, go-slows, occupation of factories and premises, and work stoppages which occur in the enterprise of the party seeking relief;

      e) acts of authority, whether lawful or unlawful, apart from acts for which the party seeking relief has assumed the risk by virtue of other provisions of the Agreement.

11.3 For the purpose of paragraph 11.1 above, and unless otherwise provided in the Agreement, impediment does not include lack of authorisations, of licences, of entry or residence permits, or of approvals necessary for the performance of the Agreement and to be issued by a public authority of any kind whatsoever in the country of the party seeking relief.

11.4 The party seeking relief shall as soon as practicable after the impediment and its effects upon his ability to perform became known to him give notice to the other party of such impediment and its effects on his ability to perform. Notice shall also be given when the ground of relief ceases.

11.5 The ground of relief takes effect from the time of the impediment. Failure to serve notice makes the failing party liable in damages for loss which otherwise could have been avoided

11.6 A ground of relief under this clause relieves the failing party from damages, penalties and other contractual sanctions as long as and to the extent that the ground subsists.

11.7 Further it postpones the time for performance, for such period as may be reasonable, thereby excluding the other party's right, if any, to terminate or rescind the Agreement. In determining what is a reasonable period, regard shall be had to the failing party's ability to resume performance, and the other party's interest in receiving performance despite the delay. Pending resumption of performance by the failing party the other party may suspend his own performance.

11.8 If the grounds of relief subsist for more than 8 (eight) weeks period, either party shall be entitled to terminate the Agreement with written notice.

11.9 Each party may retain as is, i.e. with no warranty pursuant to the Agreement hereof, what he has received from the performance of the Agreement carried out prior to the


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                                                                     Appendix II
                                                      General Terms & Conditions

      termination. The payment of the mutually agreed final balance pursuant to the Agreement hereof shall be made without any delay.

ss. 12 Termination

12.1 EuroTel has the right to terminate the Agreement with immediate effect, if CGE&Y has broken the Agreement materially and not, despite a special request, taken rectification measures within reasonable time. However, EuroTel does not have a right to terminate the Agreement due to delay, until EuroTel has become entitled to maximum penalties. After termination according to this subsection of ss. 12 CGE&Y is entitled to remuneration for work carried out, expenses for travel and allowances and other expenses, provided that the result of the Services of CGE&Y is used or can be used in a meaningful way.

12.2 CGE&Y has a right to terminate the Agreement with immediate effect, if EuroTel has broken the Agreement in a material way and not, despite a special request, taken rectification measures within reasonable time .

12.3 Either party is entitled to terminate the Agreement with immediate effect, if the other party has been put into bankruptcy, has entered into negotiations for a composition with his creditors, stopped his payments or yet may be considered insolvent.

ss. 13 Disputes

      Any dispute concerning the interpretation or application of this Agreement shall be settled by an ordinary court of law in Bratislava.

ss. 14 Applicable law

      Slovak law shall be applicable on this contractual relationship.

ss. 15 Severability

      In the event of any part of this Agreement being declared by any court of competent jurisdiction to be invalid or unenforcable, such part shall be deemed to be severed from the Agreement and shall in no way impair or affect the remainder of this Agreement which shall remain in full force and effect.

ss. 16 Waiver

      The failure of either party at any time to enforce any provision of this Agreement shall in no way affect its right thereafter to require complete peformance by the other party, nor shall waiver of any breach of any provision be taken or held to be a waiver of any susequent breach of any such provision or be a waiver of the provision itself. Any waiver to be effective must be in writing.


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                                                                    Appendix III
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                                  APPENDIX III

                           BMP 4.1 Product Description


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                              Content Appendix III

1    Contractual parties.......................................................4

2    Introduction..............................................................5

3    Contract Documents........................................................5

4    Definitions...............................................................6

5    Time Schedule.............................................................7

6    Responsibilities of CGE&Y.................................................8

7    Responsibilities of EuroTel...............................................9

   7.1  Organisational and facilities..........................................9

   7.2  Business Requirements..................................................9

   7.3  Test Data with Description.............................................9

   7.4  Acceptance Test Specification.........................................10

   7.5  Network and Hardware ready for Installation...........................10

   7.6  Hardware..............................................................10

8    Change Requests..........................................................10

   8.1  General...............................................................10

   8.2  Agreement.............................................................10

9    Compensation and Payment Plan............................................11

   9.1  Compensation..........................................................11

   9.2  BMP RTC Software License Fee Structure................................14

   9.3  Payment Plan..........................................................14

   9.4  Time and Material Work................................................15

10   Warranty and Maintenance.................................................15

11   Representatives of the Parties...........................................16

12   Steering committee.......................................................16

13   Governing Law, Disputes..................................................17

14   Approvals................................................................18

   Content Appendix I.........................................................20

1    EuroTel Objectives.......................................................22

   1.1  High Level Requirements...............................................22

   1.2  Scope of specification................................................22

   1.3  Local Support.........................................................25

2    Scope....................................................................25

   2.1  Software Licenses.....................................................25

   2.2  Documentation.........................................................26

   2.3  Training Services.....................................................26

   2.4  Implementation Services...............................................27


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   Content Appendix II........................................................36

   ss. 1  Performance of the Services.........................................38

   ss. 2  Acceptance of Delivery..............................................38

   ss. 3  Remuneration........................................................38

   ss. 4  Payment.............................................................39

   ss. 5  Amendments and Alterations..........................................39

   ss. 6  Title etc...........................................................39

   ss. 7  Secrecy.............................................................40

   ss. 8  Warranty............................................................41

   ss. 9  Liability...........................................................42

   ss. 10  Infringement of Intellectual Property Rights.......................43

   ss. 11  Force majeure......................................................43

   ss. 12  Termination........................................................45

   ss. 13  Disputes...........................................................45

   ss. 14  Applicable law.....................................................45

   ss. 15  Severability.......................................................45

   ss. 16  Waiver.............................................................46

   Content Appendix III.......................................................48

1    Introduction.............................................................51

2    System Overview..........................................................52

   2.1  Collection, Processing and Distribution...............................52

   2.2  EHPT BMP Definitions..................................................53

   2.3  BMP Overview..........................................................54

   2.4  BMP IP Overview.......................................................56

   2.5  BMP for convergence...................................................57

3    BMP......................................................................59

   3.1  Using BMP.............................................................59

   3.2  Collection............................................................60

   3.3  Processing............................................................62

   3.4  BMP, Additional Functionality.........................................77

   3.5  Tools - Implementation and Adaptation.................................80


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[LOGO]--------------------------------------------------------------------------
                                                                        EHPT BMP

                                                                     Version 4.1

                                                               [GRAPHIC OMITTED]

NOTICE

The content of this document is subject to revision without notice due to continued progress in methodology, design and manufacturing.

EHPT Sweden AB shall have no liability for any errors or damage of any kind resulting from the use of this document. All registered and unregistered trademarks mentioned are the sole property of their respective owners.


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1     Introduction

EHPT BMP, developed by EHPT, is an open, multi-service, multi-platform mediation system that provides you with a flexible, accurate, scalable, and user-friendly solution for collecting, processing, and distributing service usage data in all networks.

This open and highly flexible system collects service usage data from many different networks and different network elements. In an IP network it collects the data from for example routers, gateways/gatekeepers, web servers and mail servers. The collected usage data - for Internet, wireline, wireless (including
GPRS) and other network services - is combined into, and flexibly managed by, a single common billing mediation solution. This solution can be based on one BMP system or several distributed BMP systems. Besides distributing the usage data traditionally to billing systems, the BMP solution also processes and distributes the usage data to other downstream client applications, such as Fraud and Call Analysis.

                               [GRAPHIC OMITTED]

EHPT BMP:

Make you prepared for unknown business demands

BMP is designed to support your growing business. Maximum flexibility and scalability enable you to concentrate on expanding your business.

Shortens your Time To Market

The powerful adaptation tools in BMP make it easy to introduce new services and network elements. And since EHTP BMP isolates your network from your business applications, you can make changes without disrupting normal operations.

Enables service convergence

BMP collects data from all networks - fixed, mobile, GPRS, Internet and others. BMP facilitates the transition to the world of IP.


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Is easy to use

BMP's graphical user interface has been designed in collaboration with service providers and is extremely easy to use. BMP has help and user documentation online.

Is proven

BMP has been operational for several years, providing reliable mediation for more than 80 service providers around the world.

2     System Overview

2.1   Collection, Processing and Distribution

The BMP mediation system has three major features for handling service usage data collection, processing, and distribution.

                               [GRAPHIC OMITTED]

2.1.1 Collection

BMP collects usage data - automatically and on-line - from multi-service networks.

2.1.2 Processing

BMP has powerful processing features to prepare the usage data for the downstream systems by, for example, making sure that the usage data is correct, adapting the usage data to specific needs and enriching the usage data e.g. with pre-rating information.

2.1.3 Distribution

BMP can transfer multiple streams of usage data records to different downstream application systems.

2.1.4 Two BMP Modules

Pricing models will change when service providers enter the new convergent world.


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Mediation devices must be able to handle both CDRs and IPDRs. Service providers in the Internet arena will have different requirements compared to traditional telecom service providers. The Internet is far more complex, with unlimited types of applications and services. In the IP world there is no equivalent to the circuit-switched CDRs, which are necessary to bill for IP services successfully. The Internet operates in real-time and customer usage must be collected in the same manner.

BMP therefore has two modules, BMP and BMP IP. BMP is used in a traditional circuit-switched (Fixed, Mobile including GPRS) environment. BMP IP is used in an IP (packet-switched) environment. In a convergent solution both modules are used.

                               [GRAPHIC OMITTED]

2.2   EHPT BMP Definitions

A brief description is given in this section to help the reader understand the BMP specific (and some other) terms used in this document.

2.2.1 Job

It is necessary to construct a job to manage the flow of data according to a customer's business rules. A job consists of the collection, processing, and distribution of usage data.

2.2.2 Group

A BMP job is divided into three functional groups: collection, processing, and distribution. The job procedures are separated into these groups.

2.2.3 Collection group

A collection group can consist of one or several collection nodes.


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2.2.4 Processing group

A processing group can consist of one or several processing nodes. It is not mandatory to have a processing group in a job.

2.2.5 Distribution group

A job can have several distribution groups, each containing one distribution node.

2.2.6 Nodes

The nodes represent sub-processes and are shown as icons in the User Interface. The user can choose between different collection, processing, and distribution nodes to constitute the job.

CDR

Call Detail Record. An accounting record produced by circuit switches (including
GPRS) to track Call Type, Time, Duration, Facilities used, Originator, Destination, etc. CDRs are used for customer billing, rate determination, network monitoring and facility capacity planning.

IPDR

Usage Detail Record. An IPDR is the "IP" equivalent of a CDR. The BMP IP module produces IPDRs.

2.3   BMP Overview

In voice networks Call Detail Records (CDRs) are produced by the Network Elements. CDRs are collected by the multivendor set of collectors for voice switches that are available in BMP. CDR files are broken down into individual CDRs, which can be uniquely processed with the comprehensive set of processing functionality available. Once the CDRs have been processed and are ready for distribution, they can be distributed to any desired Post Processing System, for example a Billing System.


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                               [GRAPHIC OMITTED]

2.3.1 Collection

BMP collects usage data - automatically and on-line - from multivendor networks as well as from other BMP systems. BMP has "off-the-shelf" collectors for switches from all major vendors.

2.3.2 Processing

BMP has powerful processing features for copying, formatting, merging, filtering, validating, streaming, modifying, and consolidating usage data. With the integrated Business Rules Builder, customer-specific processing flows can be created or changed through a Graphical User Interface (GUI) by combining icons representing different processing options.

Processing includes an enhanced processing feature, which is an extremely flexible building block that makes it possible to apply virtually any user-defined processing in BMP.

2.3.3 Distribution

BMP can transfer multiple streams of individual data records or data files to different downstream application systems by using a number of different protocols.

2.3.4 BMP, Base System

The BMP Base System contains the base capabilities of BMP, for example logging, GUI and scheduling. The scheduler serves as a central control point that, among other things, starts and maintains jobs and handles the user's requests.


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2.3.5 Additional BMP functionality

With the high availability configuration, two BMP systems, each running separate jobs during normal operation, back each other up in case of a single point of hardware failure. With the CDR Repair system, CDR files can be viewed and edited.

2.3.6 Remote Management & Additional Management Applications

BMP web manager application for remote management. BMP provides interfaces for remote management of one or several BMP systems from a central location. Management systems based on SNMP and BNSI can also be utilized.

2.4   BMP IP Overview

The old rules of the circuit-switched network do not apply in the IP world. The Internet is far more complex, with unlimited types of applications and services. In the IP world there is no equivalent to the circuit-switched CDRs, which are necessary to bill for IP services successfully. The Internet operates in real-time and BMP IP collects data in the same manner.

BMP IP enables you to charge for usage by collecting IP network transactions in real-time, filter away unnecessary information, aggregate information from different sources and create IPDRs (equivalent to the circuit-switched CDRs). An IPDR is handled in the same way as a CDR when distributed to BMP and all functionality that can be used for a CDR can also be applied for an IPDR.

                               [GRAPHIC OMITTED]

For more details on BMP IP please see the BMP IP product description.


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2.4.1 Collection

BMP IP collects IP transaction data (events) from IP networks - in real-time.

2.4.2 Processing

The BMP IP processing features consist of filtering, aggregation and creation of IPDRs.

IPDRs can be created either based on time, where the time interval for creating the IPDR is configurable from sub-seconds to x hours. IPDRs can also be closed based on the whole log-in period, for e.g. a dial-up connection.

IPDRs can be created according to the IPDR standard, see www.ipdr.com, or any other customised format.

2.4.3 Distribution

BMP IP can distribute the created IPDRs real time to a dedicated IP billing system, or to BMP where the IPDRs can be processed utilizing the comprehensive set of functions available.

2.4.4 BMP IP Base System

The BMP IP Base System contains the base capabilities of BMP, for example logging, a GUI and security mechanism.

2.4.5 Remote Management & Additional Management Applications

The BMP web manager application can be used for management, i.e. alarms and status of the BMP IP jobs running. The BMP web manager provides interfaces for remote management of one or several BMP systems from a central location.

2.5     BMP for convergence

The figure below illustrates an example of a GPRS mediation case when both BMP and BMP IP are prerequisites for a convergent billing solution. In the example, a service provider is charging for delivered quality when providing a specific type of WAP service, for example stock exchange information. The GPRS node provides information about delivered quality which is then captured by BMP. BMP IP provides information about who accessed what and for how long. This information must be consolidated before it can be sent to the billing system. BMP and BMP IP are the enablers for convergent billing.

In a convergent environment, where different types of networks, both packet and circuit switched, need to be interfaced for usage data the solution is to use both BMP and BMP IP. BMP IP is designed to work together with BMP as a pre-collector. This pre-collector can be seen as an advanced collector which internally also contains processing. BMP IP deals with the real-time requirements for capturing the transaction data in an IP network and the creation of IPDRs. These IPDRs can be further processed by BMP and can be consolidated with the CDRs from a voice network as well.


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                               [GRAPHIC OMITTED]

Below shows a mediation case for GPRS when both BMP and BMP IP are a pre-requisite for a flexible convergent billing solution. The example below shows a service provider charging for Quality delivered when providing a specific type of WAP service. For example stock information. The GPRS node provides information about Quality delivered. This is captured by BMP. BMP IP provides information about who has accessed what, during which time period. This information has to be consolidated before it can be sent to the billing system. BMP and BMP IP are the enablers for convergent billing as described.

                               [GRAPHIC OMITTED]


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3     BMP

3.1   Using BMP

Graphical User Interface (GUI)

The user can access all functions associated with the features that the BMP system provides using X-Motif style windows in the GUI.

The BMP main window, which is displayed once the system has been started, has menus that allow the user to access the following main operational areas of the BMP system:

o     System

o     Maintenance

o     Job

o     Inspect

                                [GRAPHIC OMITTED]

3.1.1 System

The system menu allows the user to set generic parameters for network elements and the BMP applications. The user can also open new functional features added to the BMP system, or view a list of the functional features that the BMP system is licensed for.


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3.1.2 Maintenance

The maintenance menus allow the user to perform maintenance of parameters for the collection, processing, and distribution features of the BMP system, such as:

      o Network elements, external BMP systems, and Post-Processing Systems (downstream systems)

      o Criteria for format translation, CDR sequence number validation, selection, validation, etc

      o     Privileges for BMP system users

3.1.3 Job

The job menu allows the user to construct a BMP job by selecting icons from a palette, placing them in a job control window, and connecting them to perform the required functions for the collection, processing, and distribution of CDRs. Multiple job handling allows several jobs to be controlled at the same time. In the job monitor window, the user can monitor information about the jobs he or she is interested in.

3.1.4 Inspect

The Inspect menu allows the user to view or configure the BMP logs.

3.1.5 Help

The help menu displays a window that provides information to guide the user in the operation of the BMP GUI.

3.2   Collection

BMP uses collectors to collect usage data that is to be processed and distributed to a specific directory, to a downstream client application or to another BMP system. Data can be collected from different network elements from different vendors. For circuit-switched networks BMP provides:

      o     FTP Collection

      o     -     Collects from NE's running standard FTP
            -     Collects from Rescission Adjunct Processor using FTP
            -     Collects from Nokias WAP Gateway using NAMP protocol

      o     FTAM Collection

      o Collects from all major switches using FTAM, such as Lucent 5ESS, Ericsson AXE, Siemens EWSD, Alcatel S12 or E10, Nokia DX200 and others

      o     Proprietary Collection:
            -     MTP from Ericsson AXE switches


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            -     XFER and AFT from Nortel DMS switches
            -     AMATPS for Lucent 5ESS
            -     NEC NEAX

      o     Hot Billing:
            -     DFO from Ericsson AXE switches
            -     DMH (IS-124) from switches utilizing DMH

      o     Disk Collection

      o     InterBMP Collection (collection from other BMP systems)

Hot billing collection means CDR by CDR collection instead of CDR file collection. BMP supports hot billing collection from AXE using DFO and hot billing collection from network element utilizing the DMH standard.

The collection function supports duplicated file detection and ensures that files are not collected more than once.

A WAP Gateway is an enabler of advanced services: it is the access point between the wireless world and the internet/intranet world. BMP collects mediation data from Nokias WAP Gateway via FTP.

                               [GRAPHIC OMITTED]

EHPT and its channel partners are constantly adding new collectors to BMP using the BMP Development Environment. If a desired collector does not exist in BMP, a new collector specific to a certain network element can easily be developed.

3.2.1 Post Collection Notification


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BMP offers the possibility to start a script or a binary when a file has been collected. The script will be executed before the CDR file is transferred to the processing (or distribution) node.

3.3   Processing

BMP provides a set of standard processing tools as part of its core functions. BMP supports the following processing functions:

      o     Format translation

      o     Selection

      o     Validation

      o     Unique ID generation

      o     CDR Sequence order validation

      o     Duplicate CDR detection

      o     Time gap detection

      o     Merge

      o     CDR file header/trailer generation and validation

      o     Bursting

For further enhanced processing, the Enhanced Processing Nodes provide features for:

      o     Assignment

      o     Database look-up

      o     Consolidation

      o     Consolidated usage reports

These features will be further explained in the sections below.

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3.3.1 Format Translation (Decode/Encode)

The proven format translator is a key architectural component of BMP. The format translator translates usage data input formats into a format required by the receiving downstream system. It does this by converting usage data received from the external network elements to an internal ASN.1 format (decode process) and then to a user-defined external format (encode process) that matches the downstream system.

This function can be used to translate all external service-related data from multi-vendor switches into a common billing format.

BMP provides capabilities to change the order of the CDR fields, to remove fields and change the data representation. It is also possible to add new fields.

BMP's processing features require an internal CDR format to be defined using the ASN.1 format definitions. BMP can translate virtually any type of incoming format to ASN.1, and convert the internal ASN.1 format to any outgoing format.

3.3.2 Decoding

Files that BMP has collected from network elements or other external systems and which require processing are converted to BMP's internal ASN.1 format.

If the BMP installation has the Enhanced Format Builder, see chapter 3.6.4. The user can create customized mapping definitions. These mapping definitions can then be used to do conversions from various source formats to BMP's internal format.

3.3.3 Encoding

Files that BMP has processed are converted from the BMP ASN.1 format to an external format before distribution.

If the BMP installation has the Enhanced Format Builder, see chapter 3.6.4 the user can create customized mapping definitions. These can then be used for making conversions from the BMP internal format to various destination formats.

It is possible to define different output formats so that information can be transferred to multiple destinations. New format definitions may be performed in runtime without affecting your current revenue flow.

All BMP format conversions conform to the ASN.1 format definitions.

3.3.4 Selection

BMP retrieves CDRs collected from a remote system. The selection feature streams or filters CDRs to other processing features, or to a file for further distribution to an external system. The selection feature uses Boolean operators, comparison operators (equal, not equal, less than, less than or equal to, greater than, greater than or equal to) and regular expressions to filter whether field values are included or not included in a defined set of values.


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The selection nodes have two outputs: true or false. Each of the two outputs may distribute CDRs to many other nodes.

The user can edit existing selection criteria or create new criteria in the Graphical User Interface (GUI).

3.3.5 Validation

The validation feature checks if particular fields of a CDR are within a defined logic or range of values in order to filter out those CDRs that do not meet the validation criteria. A separate error file logs the CDRs that do not meet the validation criteria. The CDRs can also be forwarded if so desired.

The validation function performs two levels of validation on usage data: format validation (syntactic level), and business rule validation (logical level). Business rule validation occurs at configured processing points, and can be used to decide, for example, if a count or duration value is within "reasonable" bounds.

Validation rules are composed of many expressions where Boolean operators can be used to decide whether an expression is true or false. BMP can also store these expressions in a file, which can be read and interpreted to allow for more flexibility.

The user can edit existing validation criteria or create new criteria in the Graphical User Interface (GUI). The parameters that can be checked for individual fields within a record are:

      o     Value out of range

      o     Unknown value

      o     Field length invalid

      o     Value not included in a predefined set

The user can carry out further handling on the error records that BMP has saved in a user-defined directory.

BMP allows for the same CDR information to be 'burst' to multiple locations. This can be useful when more than one downstream PPS is interested in the same information or a subset of it.

3.3.6 CDR Sequence Order Validation

The CDR sequence order validation feature ensures the sequential processing of CDRs and that no CDRs in the CDR stream are missing or duplicated. The user can specify the number of error records ("out of sequence" records) which are accepted before processing is aborted.


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BMP removes the error records from the stream and saves them in a user-configurable directory.

CDR sequence order validation can be applied to CDRs containing a sequence number field.\

3.3.7 Unique ID Generation

The unique ID generation feature inserts a unique ID in the CDRs for all switch and service types collected by BMP. A data warehouse, for instance, could require a unique ID.

3.3.8 Duplicate CDR Detection

The duplicate CDR detection feature ensures that no CDRs are duplicated in the CDR stream. Duplicate checking can be done both within the same file and between multiple files. The criteria for considering a CDR to be a duplicate are defined by the user in the BMP GUI. Duplicate CDRs are stored in an error directory.

3.3.9 Time Gap Detection

The time gap detection feature ensures that there is an acceptable time gap between two CDRs by comparing the time stamps in the CDRs. The function checks the minimum and maximum acceptable time gaps between consequential CDRs. The checking is also done between CDR files, i.e. between the last CDR of one file and the first CDR of the next. Time Gap Detection can be used to validate that CDRs are not missing.

3.3.10 CDR File Header/Trailer Generation & Validation

The header/trailer validation feature checks if particular fields of a CDR file header/trailer are within a defined logic or range of values. Header/trailer generation makes it possible to generate a new CDR file header and trailer or modify the contents of an existing one. This is done by assigning values to new fields in the header/trailer, modifying existing fields or concatenating existing fields. The enhanced processing node can be used to extract information from every CDR in a file, which can be used later on in header/trailer generation.

3.3.11 Merge

Merge is a processing function in BMP that combines several input usage files into a single, larger output file.

3.3.12 Enhanced Processing - Enhanced Processing Node

Enhanced processing is an extremely flexible building block, which makes it possible to implement virtually any processing needed.

Enhanced processing in BMP consists of two different nodes, one based on the JAVA programming language and one on the industry standard TCL script language. It is possible


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to apply the same functionality (logic) in both kinds of node.

The Java node has been extended with a number of pre-defined classes and the TCL node with a number of pre-defined primitives that give BMP the capability for example to modify field values, access databases (for instance a subscriber database) or do more complex format conversions. Enhanced processing also provides capabilities for doing consolidation of partial CDRs and creating consolidated usage reports by extracting relevant information from the CDRs.

Enhanced processing could be offered as a runtime license, i.e. EHPT or an EHPT channel partner will do the set-up, or as a development license allowing the service provider to define their own processing criteria.

3.3.13 Assignment

Assignment makes it possible to modify the contents of a CDR by adding fields, assigning values to new fields, modifying already existing fields or concatenating existing fields.

BMP supplies standard library functions (classes in Java and primitives in TCL) for the most common and straightforward assignment of new values. Arithmetic operations are also supported.

3.3.14 Database Look-up

The database look-up feature makes it possible to search internal or external databases. The information gathered could be used for validation purposes or to assign new information to existing fields in a CDR. TCL script primitives or JAVA classes are available for the more common types of database searches.

BMP can retrieve values from the database and use return values to assign these to new fields in the CDR.

                               [GRAPHIC OMITTED]

3.3.15 Consolidation


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The consolidation function consolidates partial CDRs. It merges the CDRs that belong to the same chargeable call into one CDR, typically long duration calls or calls that go on during the "midnight shift", and sends it to the downstream system. Consolidation is also a key functionality for handling both IP IPDRs and GPRS CDRs in a GSM network, since information from many sources needs to be consolidated into one chargeable record.

A selection node identifies the partial CDRs and sends them to the consolidation node. The consolidation node keeps them waiting until it finds the matching CDRs, and merges them into one.

The user can define criteria to identify the CDRs that belong to the same chargeable call. The user can also define the criteria for how the different fields should be merged before dispatching the consolidated CDR from the consolidation function, for example to a billing system. It is also possible to consolidate CDRs from different network elements.

3.3.16 Consolidated Usage Reports

By extracting information from CDRs passing a report (enhanced processing) node, data can be extracted and stored in pre-defined tables in the BMP database. The stored data can then be extracted and presented in customer-unique reports by using for instance Oracle reports or an ODBC connection to Microsoft Excel or Microsoft Access.

Examples of reports that could be created using the data in the pre-defined table structure are:

      o     Total number of call minutes (or calls) per day per switch

      o Total number of call minutes (or calls) per day per incoming and/or outgoing trunk/route

      o     Total number of call-minutes (or calls) per hour per switch etc

      o     Data volumes per hour per router (when receiving IPDRs from BMP IP)

3.3.17 Error handling in the processing nodes

Behavior when decoding or processing errors occurs is configurable. The error-handling feature provides three options:

      o -Abort on Max Fail. The processing node will abort when a user defined maximum number of erroneous CDRs has been reached. BMP writes all erroneous CDRs to an error directory until the maximum number is reached.

      o Abort on First File. BMP writes the incorrect file to an error directory and the processing is stopped.

      o Continue with next file. BMP writes the file with the erroneous CDRs to an error directory and automatically continues with the next file.


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The decoding node can be set up to decode as much as possible of any faulty CDR file, hence all CDRs in a file that can be decoded will be decoded and passed to the next processing node. The remaining CDRs will be stored in a file in an error directory.


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3.3.18 Distribution

The distribution function provides a flexible transfer of usage data files or individual records to downstream applications, such as fraud and call behavior analysis systems, billing and rating systems, other BMP systems, or to disks. BMP supports:

      o     File transfer over FTP

      o     File transfer over FTAM

      o     Transfer of files or individual records over TCP/IP

      o     File transfer to disk, (local or NFS mounted)

      o Transfer of files to another BMP system, using an InterBMP file and message transfer function

                               [GRAPHIC OMITTED]

3.3.19 Distribution File Name Templates

The distribution file name templates feature allows the user to set the names of the files to be distributed. The feature provides many name components to choose from, such as qualifier, source, source file, job, separator between the name parts, and type of data.

3.3.20 Post Processing Notification

When BMP has processed the CDRs and they have been distributed, it is sometimes necessary to alert a post-processing system, such as a billing system. BMP offers the possibility to start a script when a file has been closed and distributed. The user defines the script and can for example choose to send a mail to inform the post-processing system that the file is ready.


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3.3.21 Base System

BMP base system includes the basic capabilities of BMP. These are described below under the following headings:

      o     Scheduling

      o     Business Rules Builder

      o     Management

      o     On-line documentation

      o     User access and security

      o     Scalability

      o     Additional management application & Remote management

3.3.22 Scheduling

BMP provides an extensive scheduler, which allows the user to configure and specify when BMP will perform collection, processing and distribution. The scheduler, which is an internal subsystem of BMP, serves as a central control point that is responsible for starting and maintaining jobs, handling requests from the GUI and so on.

There are three types of scheduling that can be applied to the groups within a BMP job: periodic, file close and external request. Periodic scheduling and external request can be used for all collection, processing and distribution groups, while file close scheduling can be used for processing and distribution groups only.

3.3.23 Periodic Scheduling

There are three different types of periodic scheduling trigger: weekly, daily or at an absolute time. BMP can combine multiple schedule configurations to define a running schedule that specifies when a group within a job will be triggered. When the time configured for the group is reached, the BMP system will start the group.

Weekly and daily scheduling can have periodic repeat schedules according to the setting of a repeat interval parameter. Both schedules can have two parameters, an activation time and a repeat interval. The activation time specifies when the schedule will become active. For a weekly schedule, this is a day of the week plus a time of the day. For a daily schedule, it is simply a time during the day. The repeat interval specifies the interval between each schedule trigger.

Absolute schedules have an absolute activation time, but no repeat interval associated with them.

3.3.24 File Close Scheduling


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There are two types of file close scheduling; one is based on the number of files queued up from the previous group in the job chain, the other on the number of bytes queued up from the previous group in the job chain.

Processing and distribution groups that are configured for file close scheduling will be triggered immediately when the specified number of files or bytes is available.

3.3.25 External Request

Scheduling using an external request can be applied to all groups in a job, but the procedure for using this type of scheduling is dependent on the operation of an operator-created application.

3.3.26 Business Rules Builder

With BMP's integrated Business Rules Builder, the processing flows are created according to the customer's specific business rules. The business rules are created or changed easily through BMP's comprehensive GUI, by combining icons representing the different processing, collection and distributing nodes.

3.3.27 Management

BMP provides extensive functions for operating, administrating and maintaining the BMP system, including:

      o     Monitoring

      o     Logging

      o     Data management

      o     Exception handling, recovery and back-up

3.3.28 Monitoring

The user can access a BMP monitoring window that displays information about active jobs. The user can specify the type of data to be displayed for the jobs. Information can be shown about the following:

      o     Job name

      o     Group type

      o     Job and group identifiers

      o     The data file currently being processed by the group

      o     The source name for the collection group

      o     The destination name for the distribution group

      o     The date and time of the monitored activity


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The monitor data is continuously updated while a job is running, and shows the transient information as the jobs are being executed.

3.3.29 Report Mechanism, Logging

The BMP system provides four logs, which hold data about jobs, user actions, events and errors. These are:

      o     Audit log

      o     Event log

      o     User log

      o     Error log

A BMP cleanup function periodically clears data from the user and event logs. The data in the audit and error logs are not affected by the cleanup. Only the BMP system administrator can remove the data.

                               [GRAPHIC OMITTED]

3.3.30 Audit Log

The audit log window displays audit information about jobs. The information displayed is dependent on the log level set for the job, which is user-configurable. For a specific job, the audit log can provide information about:

      o     The job name

      o     The file name

      o     The number of CDRs processed by the processing nodes

      o     The size of a file in bytes

      o     The source of the collected file(s)


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      o     The name of the collection group

      o     The icon number of the processing feature

      o     The date and time of the audited activity

The number of CDRs processed by the processing node are displayed as:

      o     Incoming number of CDRs

      o     Outgoing number of CDRs

      o     Merged number of CDRs

      o     Saved number of CDRs

      o     Deleted number of CDRs

      o     Modified CDRs

BMP uses the audit log to maintain historical information about the processing of received CDR files.

3.3.31 Event Log

The event log displays information about events and for jobs. The event log displays:

      o The type of event that BMP logged, for example job started, job stopped

      o     The job status, for example success or fail

      o     The name of the job as defined in a job definition window

      o     The BMP user associated with the event

      o     The date and time of the logged event

      o     Additional information concerning the event

BMP periodically clears the event log data after a configurable interval to prevent the database from becoming full.

3.3.32 User Log

The user log displays information about actions and the user entities related to these actions for a selected BMP user. The user log displays:

      o     The BMP user associated with the entry

      o     The selected maintenance area function manipulated

      o     Selected actions, for example delete, insert, log in, and logout

      o     The date and time for the log entry

      o     Information from the system about the logged entries


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The user log shows the results of a user's interaction with the system. The type and amount of information that BMP display is configurable. BMP periodically clears the event log data after a configurable interval to prevent the database from becoming full.

3.3.33 Error Log

The error log displays information about warning situations, error situations and critical situations that have occurred in the system.

3.3.34 Data Management

The user can configure how often BMP should automatically remove files that have been processed and distributed. BMP also surveys the database and alerts the user when it is running out of disk space.

3.3.35 Exception Handling, Recovery and Back up

BMP stores all information about a job in its database. At a restart, BMP starts from the last unprocessed file. For example, if a job consists of ten files and an error occurs at file three, BMP starts with file four at start-up. BMP also features on-line back up using internal BMP features.


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3.3.36 On-line Documentation

User documentation is provided on-line in HTML format. The BMP User Guide, Procedure manual and System Administrators guide can be viewed on-line, with hyperlinks to all chapters and sub-chapters, in a Netscape or Microsoft Explorer browser.

                               [GRAPHIC OMITTED]

3.3.37 User Access and Security

There are two levels of user connection and authentication on BMP systems:

      o The end user has to log in to the Unix system and provide a password. The work environment can be loaded without any possibility of running direct command lines

      o The end user has to provide a second password when connecting to BMP\

BMP verifies the functions that are available to the user in the log on procedure. After log-on, BMP connects with the system, and performs an authority check. Each user has a profile (called user) which the BMP database administrator sets up in the BMP system. This profile defines the user's privileges for each BMP function.

BMP allows for two classes of users - the system administrator and the user.


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3.3.38 System Administrator

The system administrator manages the overall BMP network, systems and applications. The system administrator grants user privileges according to user level activity. The system administrator is the only one with authority to maintain BMP user accounts and privileges and maintain BMP licenses.

The system administrator only allows the following actions:

      o     Maintain users, and their access rights

      o Maintain the BMP authorization key. With this key, the user unlocks the different features in BMP

3.3.39 User

The user performs BMP node-specific operations. BMP traces user actions into a user log. From this log, the user can at any time identify the user responsible for each action. The user can change his or her password, if the old password can be given.

Multiple levels of clearances provide high security. For example, it is possible to enable/disable the following actions for each user:

      o     View

      o     Update/insert

      o     Delete

3.3.40 Scalability

BMP is scalable both in capacity and functionality.

Additional functionality can easily be introduced with no, or only minor, changes to an existing BMP solution.

A single server BMP system is capable of handling a substantial volume of CDR data and if this should not be enough, BMP can be installed in a distributed solution containing two or more BMP systems. The system is still, however, manageable from a central location using industry standard management tools and specific BMP applications (see Remote Management/Additional Management Applications).

EHPT recommends separate dimensioning for each implementation case. Factors to consider when dimensioning a solution include: peak throughput, number of days of on-line data storage needed, locations of servers at IT center or network elements building, and the possible need for a high level of availability.


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3.4 BMP, Additional Functionality

3.4.1 Web Manager

The Web Manager allows the user to monitor and supervise several EHPT BMP, Initiator and BMP/Initiator IP Systems at a time from a Web browser (Netscape Navigator or Communicator).

From each managed system the user can view:

      o     the status of the system

      o     system statistics

      o     data throughput

      o     the status of individual jobs

      o     the error log.

The Web Manager presents information on two different levels: 1) a systems overview, with information for all supervised systems and 2) a system view, with information for one selected supervised system.

In the system overview (1) the following information is displayed:

      o A table with the system state, number of jobs, number of running jobs, and data throughput.

      o A common alarm list for all systems, showing the most recent alarms. The alarm list can be filtered by severity.

From the system view as 2) the following information is displayed:

      o All jobs on this system with current state and descriptions. The jobs can be started and stopped.

      o The alarm list for this specific system. The alarm list can be filtered by severity.

The Web Manager consists of three parts: proxy, server and client. The proxy runs on the same server as the supervised system and handles all connections with the supervised system. The Server handles the connections between proxy and client. The user interface runs on the client.

3.4.2 BNSI Agent

Remote alarm surveillance from EHPT SYNERGIZER can be done using the BNSI functionality within BMP. Alarms received from an external NE will normally be followed by an alarm clear message. The alarm can therefore be activated or cleared in the NE. Alarms that have no clear messages are classified as "events". If an alarm is classified as an event no message will automatically be sent to notify that the fault has been corrected. The BNSI Agent has the following functionality:


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      o     Alarm Message Forwarding
            (BNSI Agent reads the BMP log file and translates errors into the BMSI alarm structure).

      o     Alarm Filtering
            (based on severity and whether the alarm should be sent or not).

      o     Heartbeat transmission
            (The BNSI Agent can send a heartbeat if no alarms have been forwarded within a set time limit).

3.4.3 SNMP Agent

An SNMP Agent forwards BMP errors as traps to a SNMP Manager enabling BMP to be supervised centrally. The operator will be alerted when an abnormal event occurs and can access information in order to take a decision on what action to take. The functionality included in the SNMP agent is:

      o     Alarm Message Forwarding
            (The SNMP Agent reads the BMP log file and translates alarms into the SNMP alarm structure)

      o     Alarm Filtering
            (At three levels: Error, Disaster, Warning)

      o     Configurable Polling Time
            ( The frequency (in seconds) at which the Agent polls the BMP log file)

      o     Configurable Destination IP Address
            (The destination IP of the Receiving SNMP Manager can be configured and is read by the agent at start up)

      o     Configurable SNMP Trap Type
            (i.e. SNMPV1 or SNMPV2 which is read at start up)

      o     'The SNMP Agent does not include a MIB.

3.4.4 Job Distribution

With the script-based job distribution functionality, BMP jobs can be extracted from one BMP system, including all set-up information for that particular job, and transferred to another BMP system, for instance BMP jobs from a test environment into a production environment.


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3.4.5 CDR Repair System

The BMP CDR Repair System (CDR RS) is a tool for examining, editing and correcting erroneous CDR files to be able to reprocess them. It has an easy to use GUI, which gives access to the following functionality:

o     Encode and decode CDR files

The CDR RS encodes and decodes all ASN.1 formats that BMP supports. When opening a file the user chooses the file format and the external format. The CDR RS then displays the internal formats that can be mapped to the selected external format. All formats are fetched from the BMP dB and new formats must therefore be added with BMP Format Builder before the CDR RS can use them.

When encoding a file from the internal ASN.1 format the previous external file format will be utilised. However, the file can also be given a new name and/or format, leaving the original file untouched.

o     Editing Data

Decoded data is displayed in a spreadsheet. Each column represents a CDR field and each row a CDR number. New data can be typed directly into a CDR field or a find/replace function can be utilised to enter correct data into the field. If incorrect data has been entered or a field or a field is missing data, the field will be marked and the user must re-enter correct data.

o     Filtering data

The CDRs displayed in the spreadsheet can be filtered. A filer only applies to a single column. Multiple filters can be added to each column.

The system can be used as a tool for basic creation of CDR data for test purposes.

3.4.6 High Availability

To attain a high level of availability, the BMP system can provide duplicated data links toward the network elements. To prevent any loss of data, BMP uses mirrored disks for secure storage of all data.

To further increase availability, BMP can be configured as a high availability system where dual computer systems back each other up. During normal run-time, the two BMP systems work completely independently of each other and run separate jobs, but if a single hardware failure occurs the BMP package on that particular hardware will migrate over to the other machine. The high availability function therefore ensures the flow of BMP operations. The hardware investment is also fully utilized, since both servers are running during normal operation. The configuration shown below is not the complete hardware specification, but merely an outline of the main parts.


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                               [GRAPHIC OMITTED]

3.5 Tools - Implementation and Adaptation

BMP provides very competitive tools for implementation and adaptation. These tools, and a broad range of services ensure you can quickly deploy (and change) a system adapted to your specific needs. The following tools and features exist:
Business Rules Builder, Format Builder, Enhanced Processing Node, Script Invocations and a complete BMP Development Environment (BMP DevKit).

3.5.1 Business Rules Builder

With Business Rules Builder, processing flows can be created according to your specific business rules. The business rules are created and changed easily through BMP's comprehensive GUI - by combining icons representing the different processing, collection and distributing nodes.

3.5.2 Script Invocations

There are a number of possibilities for adapting collection and distribution to the environment that BMP is working in by invoking customer-unique scripts:

      o Post Collection Notification, which offers the possibility to run a script after a file has been collected

      o PPS Notification script, which offers the possibility to run a script when a file has been distributed

      o Selection and Validation expressions can be built using the BMP GUI, but can also be built as separate scripts.


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3.5.3 Enhanced Processing Node, Development License

Enhanced processing is an extremely useful tool, which enables you to virtually implement any processing needed. Enhanced processing in BMP consists of two different nodes; one based on the JAVA programming language and the other on the industry standard TCL script language. It is possible to apply the same functionality (logic) in both nodes.

The enhanced processing development license gives service providers the right to develop their own processing schemes using the enhanced processing node.

The node can also be used as a runtime node when EHPT or EHPT channel partners are implementing the processing to be applied.

3.5.4 Enhanced Format Builder

The Enhanced Format Builder (EFB) is a graphical tool designed to facilitate the production of ASN.1 format definition files. EFB is used to build, edit and verify the format definition files that define the structure of incoming, internal and outgoing data in BMP.

3.5.5 BMP Development Environment (EHPT BMP DevKit)

With the proven BMP development environment, introducing completely new collectors is easy. It is also possible to introduce completely new processing or distribution features and to customise BMP to customer-specific needs.

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                                                          Exhibit 4(b)(ii).10(2)

                                   Enclosure I
                              Sub-License Agreement

                                     for the

                           Contract for Implementation
                           and Service Delivery of the
                          EHPT Billing Mediation Device

        signed according to ss.269, article 2 of Commercial Code between

                            EuroTel Bratislava, a.s.

                                       and

                            Cap Gemini Ernst & Young
                                Slovensko, s.r.o

                                  January 2001

                       [LOGO OF CAP GEMINI ERNST & YOUNG]

                   Cap Gemini Ernst & Young Slovensko, s.r.o.

                     Trnavska cesta 50/A, 821 02 Bratislava
                             Tel.: +421-7-444 55 678
                             Fax:  +421-7-444 55 680

                   CLEN CAP GEMINI ERNST & YOUNG INTERNATIONAL
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                                             Enclosure I - Sub-License Agreement

                                Table of contents

1     Contractual parties......................................................4

2     Contract documents.......................................................5

3     Definitions..............................................................5

4     The Software.............................................................6

5     The License..............................................................6

6     The Right to Use the Software............................................6

7     Restrictions.............................................................7

8     License fees.............................................................8

9     Infringements............................................................8

10    Warranty, liability......................................................9

11    Confidentiality..........................................................9

12    Termination.............................................................10

13    Governing law, disputes.................................................10

14    Approvals...............................................................10

   Content Appendix I.........................................................13

1     Introduction............................................................15

2     System Overview.........................................................16

   2.1   Collection, Processing and Distribution..............................16

   2.2   EHPT BMP Definitions.................................................17

   2.3   BMP Overview.........................................................18

   2.4   BMP IP Overview......................................................19

   2.5   BMP for convergence..................................................21

3     BMP.....................................................................23

   3.1   Using BMP............................................................23

   3.2   Collection...........................................................24

   3.3   Processing...........................................................26

   3.4   BMP, Additional Functionality........................................41

   3.5   Tools - Implementation and Adaptation................................44


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                                             Enclosure I - Sub-License Agreement

1     Contractual parties

            EuroTel Bratislava a.s
            Stefanikova 17,
            Bratislava, 811 05
            Slovak Republic
            ICO: 35705019
            DIC: 35705019/600
            Bankove spojenie XX, Bratislava
            (in following "Eurotel" or "client")
            represented by
            Mr. Jozef Barta, Chief Executive Officer/Procurator and Mr. Thomas Cancro, Chief Financial Officer/Procurator

            and

            Cap Gemini Ernst & Young Slovensko, s.r.o.
            Trnavska 50/A
            Bratislava, 821 02
            ICO 35 741 538
            DIC 35 741 538/600
            Bankove spojenie, Tatra banka, a.s., Bratislava, Mileticova ul., Account Nr. No. 28 21 00 00 66 /1100
            represented by
            Mr. Friedrich Langer, Managing Director and
            Mr. Elemir Farkas, Procurator

            Correspondence address
            Cap Gemini Ernst & Young Slovensko, s.r.o.
            Trnavska 50/A
            Bratislava, 821 02
            (in following "Cap Gemini Ernst & Young Slovensko, s.r.o." or


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                                             Enclosure I - Sub-License Agreement

            "CGEY")

EuroTel Bratislava a.s., referred to below as EuroTel and Cap Gemini Ernst & Young Slovensko s.r.o referred to below as CGE&Y have today entered into the following agreement regarding BMP software licenses.

2 Contract documents

This Sub-license Agreement consists of the following two parts:

o     This Sub-License Agreement

o     BMP 4.1 Product Description (Appendix I)

The parties will sign a separate agreement, Agreement Project Work, covering implementation services for the Software.

3 Definitions

Agreement    means this Sub-License Agreement, agreed and signed between the
             Parties including Appendices and enclosures.

EHPT         means the company that has an office at Johan Wellinsgatan 6 in
             Gotenburg, Sweden. EHPT has developed the Software and is
             delivering the Software to CGE&Y as a sub-supplier
Software     means the EHPT BMP 4.1 Mediation Device Software, further defined in ss.3 of this Agreement and in Enclosure 1
System       means all Hardware and Software
RTU          means right to use
RTC          means right to connect
Order Date   is defined as the date of signature of this Agreement
BMP          means a multi-service Mediation Device system from EHPT that provides Telecom Operators, such as EuroTel, with a solution to collect, process and distribute service usage data in all networks
VPN          means Virtual Private Network
Subscriber   A basic rule (for fixed and mobile subscribers): A subscriber is defined to be the number of telephone numbers from active users that generate CDR's managed by the Operator. Thus in the residential case, there may be one or two telephones for each residential user. A large corporate subscriber though (even though they are one corporate subscriber) will actually have many telephone numbers in their VPN and it is these subscribers/telephone numbers that should be used in the RTC calculation.


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                                             Enclosure I - Sub-License Agreement

CDR A CDR is defined as an incoming call data record. Outgoing CDR's are not considered.

4 The Software

According to an agreement with the company EHPT, CGE&Y is entitled to sub-license the computer software product BMP (the Software), a Mediation Device system for the telecommunications market.

CGE&Y grants the following software licenses to EuroTel:

EHPT BMP Software Packages

License of BMP 4.1 and 4.2 Base System including Collection from disk, Processing, Distribution to disk, Inter BMP collection and Inter BMP distribution. The license consists of:

o     RTU for eight (8) concurrent users on one (1) BMP server. Right To Use
      (RTU) software licenses are based on delivered functionality and on the number of servers.
o Connection License fees or Right to Connect (RTC) gives EuroTel the right to connect up to five (5) Nodes to BMP and process up to 1 000 000 CDR's per day. CDR's per day is calculated as the average number of CDR's per day during one calendar month.
o     One AXE/MTP or FTAM collector on one (1) BMP server
o     One FTP collection on one (1) BMP server
o     One FTP distribution on one (1) BMP server
o     One EHPT BMP High Availability RTU license on two servers for
                  -     Sun Cluster 2.2
                  -     Veritas Volume Manager VxVM 3.04
                  -     Veritas File System VxFS 3.3.3

5 The License

CGE&Y grants to EuroTel a non-exclusive, non-transferable right to use the Software for an unlimited period of time in accordance with the conditions laid down in this Sub-License Agreement.

EuroTel acquires no intellectual property right to the Software or any portion thereof through this agreement.

6 The Right to Use the Software

EuroTel may use the Software in object form only and for the sole purpose of using the Software in EuroTel's own business as a telecommunication operator. The right to use the Software is limited to one production copy and four (4) backup copies of the Software at one installation site.


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                                             Enclosure I - Sub-License Agreement

7 Restrictions

EuroTel undertakes:

a) to accept that no ownership rights to the Software are transferred to EuroTel;
b) not to use the Software otherwise than as part of the equipment or software in which the Software has been incorporated or for which it has been delivered;
c) not to distribute any copy of the Software or disclose any Confidential Information (including results of benchmark tests run on the software by sub-licensee) to any third party, except as stated in this Agreement,
d) not to assign the sub-license agreement without prior written approval of CGE&Y.
e) not to remove any proprietary, copyrights, trade secret or warning legend from any Software or copies thereof;
f) to reproduce on any copy of Software all copyright notices in or on the original Software;
g) not to copy any Software, except for four (4) copy for internal archival or back-up purposes,
h) not to decompile or reverse engineer Software except to the extent required by law to obtain interoperability with other independently created computer programs and under the condition that EHPT is not able to provide such information,
i) not to furnish any Software into any country in violation of national export control regulations,
j) not to make the Software available on any timesharing or other rental arrangements,
k) to accept that no warranties, express or implied are given on behalf of EHPT or Licensors of EHPT,
l) to accept that EHPT or Licensors of EHPT shall not be liable for any damages, whether direct, indirect, incidental or consequential arising from the use of the Software,
m) to report any changes in the use of the Software and to place orders when necessary in accordance with instructions provided by CGE&Y,
n) to accept that at the termination of the sub-license all use of the Software and the Documentation shall cease and all copies of the Software and the Documentation shall be destroyed or returned to CGE&Y, and
o) to accept that the Software is not specifically developed, manufactured or licensed for use in the planning, construction, maintenance, operation, or use of:

o     Any nuclear facility;

o The flight, navigation, or communication of aircraft, air traffic control or ground support equipment;

o     Other hazardous applications.

o Neither EHPT, nor CGE&Y, shall be liable for any claims or damages arising from such use of the software. EuroTel agrees to indemnify and hold CGE&Y and EHPT harmless from any claims for losses, costs, damages, or liability arising out of or in connection with the use of the Software in any such hazardous applications


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                                             Enclosure I - Sub-License Agreement

Further, EuroTel acknowledges that CGE&Y as well as EHPT in addition to any other remedies CGE&Y may have, is entitled to seek enforcement of this software license agreement against EuroTel.

8 License fees

All rights granted under this Agreement with respect to the Software are subject to CGE&Y receiving the license fee in full for the average number of incoming CDR's per 24 hours calculated over a calendar month registered in the Software. If the number of CDR's registered in the Software exceeds 1 million EuroTel will pay the RTC fee according to the then valid price list from EHPT.

Every six months EuroTel shall submit a statement in writing to CGE&Y detailing the average number of incoming CDR's per 24 hours calculated over a calendar month registered in the Software. Should EuroTel be in default with this obligation, CGE&Y shall be entitled to charge EuroTel for the next higher CDR's level. EuroTel shall then have the right and the burden to prove that the actual number of CDR's is less. The license fee structure is described in the Project Work Agreement.

9 Infringements

CGE&Y shall at its own expense defend or settle any just and lawful claim, lawsuit, action or proceeding brought against EuroTel to the extent that such claim, lawsuit, action or proceeding is based on a just and lawful claim that the Software or any portion thereof infringes or constitutes the wrongful use of an intellectual property right of any third party. In such case CGE&Y shall be liable to compensate EuroTel for the direct damages suffered by EuroTel because of such infringement. CGE&Y shall be entitled to replace or modify the Software to a necessary extent, in order to stop the infringement or to procure the right for EuroTel to continue using the Software.

EuroTel shall notify CGE&Y in writing of any infringement claim promptly after EuroTel first learns of it and shall provide CGE&Y with such co-operation and assistance as CGE&Y may reasonably request from time to time in connection with the defence thereof. CGE&Y shall have sole control over the defence including the right to settle such claim on behalf of EuroTel on any terms CGE&Y deems desirable.


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                                             Enclosure I - Sub-License Agreement

10 Warranty, liability

CGE&Y warrants that the Software has the functionality specified in Appendix I and is complete as defined in ss.3. CGE&Y shall have no other liability or responsibility whatsoever under this agreement and any other or extended warranty shall be expressly agreed in a delivery agreement between the parties or an equivalent document.

CGE&Y's liability under this agreement shall in any case, except as provided in ss.6 Restrictions, be restricted to reimbursing EuroTel the amount initially paid to acquire this software licence.

Irrespective of the legal cause CGE&Y shall have no liability under this agreement for any indirect damages, including but not limited to consequential damages, loss of profit and exemplary or incidental damages.

However this limitation does not apply in cases of wilful action and gross negligence.

11 Confidentiality

EuroTel shall use its best efforts and shall take all reasonable steps to protect the Software - the Software meaning the Software as a whole or any portion thereof - and all documents, manuals and data related thereto and any other information duly marked confidential or any portion of such information (Related Information) from any use, reproduction, publication disclosure or distribution except as authorised by this agreement. Except pursuant to this agreement or a delivery agreement between the parties regarding a system including the Software or an equivalent agreement, EuroTel agrees not to disclose to or permit any third party to access the Software or any Related Information, without CGE&Y's prior written permission.

EuroTel shall not remove, alter, cover or obfuscate any copyright notice, trademark or other intellectual property rights notice placed by EHPT or CGE&Y in or on the Software or Related Information and shall insure that all such notices are reproduced on all copies of the Software and Related Information made by EuroTel. EuroTel shall comply with reasonable directions submitted by CGE&Y from time to time regarding the form and placement of copyright notices and other proprietary rights notices on the Software and Related Information

The obligations set out in this section shall not apply to

      o information independently developed without reference to the Software or Related Information,

      o     information in the public domain,

      o information obtained from a third party without a breach of confidentiality.


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                                             Enclosure I - Sub-License Agreement

12 Termination

CGE&Y shall be entitled to terminate this agreement with immediate effect, in case of substantial breach of any of the provisions of the agreement on behalf of EuroTel or if EuroTel becomes insolvent or enters into bankruptcy.

In no case will CGE&Y be required to reimburse EuroTel any part of the license fee.

On termination of this agreement EuroTel shall immediately restore to CGE&Y the Software and all materials belonging to it.

Conditions regarding restrictions as to the use of the Software, intellectual property rights and confidentiality shall remain in force after the termination of this agreement regardless of the cause of the termination.

13 Governing law, disputes

This enclosure shall be governed by, and construed in accordance with, the laws of the Slovak Republic. Any dispute or discrepancy in the interpretation or in the performance hereof, shall be resolved through mutual discussion. In the event that such resolution of the dispute or discrepancy is not achieved within 20 days from the beginning of the dispute, any contractual party has the right to propose court proceeding at a responsible court.

Issues, not covered by this contract shall be administrated in accordance to legal regulations of the Civil Code and Commercial Code.

Cap Gemini Ernst & Young Slovensko, s.r.o. guarantees to start the project within 1 week from signing of the contract.

The parties hereof declare that they have read the wording of this contract thoroughly and consistently, that they have understood its contents and that this document expresses their free and serious will without mistakes. The parties hereof acknowledge this by the signature of person fully authorised and entitled to act on behalf of the parties hereof.

14 Approvals

This agreement comes into effect on signing by both parties.

Bratislava, 2nd March, 2001


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                                             Enclosure I - Sub-License Agreement


 ....................................   .........................................
Jozef Barta                            Friedrich Langer
General Director                       Managing Director
EuroTel Bratislava a.s.                Cap Gemini Ernst & Young Slovensko s.r.o.


 ....................................   .........................................

Thomas Cancro                          Elemir Farkas
Chief Financial Officer/Procurator     Procurator
EuroTel Bratislava a.s.                Cap Gemini Ernst & Young Slovensko s.r.o.


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                                                                      Appendix I

                                   APPENDIX I

                           BMP 4.1 Product Description


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                               Content Appendix I

1     Contractual parties......................................................4

2     Contract documents.......................................................5

3     Definitions..............................................................5

4     The Software.............................................................6

5     The License..............................................................6

6     The Right to Use the Software............................................6

7     Restrictions.............................................................7

8     License fees.............................................................8

9     Infringements............................................................8

10    Warranty, liability......................................................9

11    Confidentiality..........................................................9

12    Termination.............................................................10

13    Governing law, disputes.................................................10

14    Approvals...............................................................10

   Content Appendix I.........................................................13

1     Introduction............................................................15

2     System Overview.........................................................16

   2.1   Collection, Processing and Distribution..............................16

   2.2   EHPT BMP Definitions.................................................17

   2.3   BMP Overview.........................................................18

   2.4   BMP IP Overview......................................................19

   2.5   BMP for convergence..................................................21

3     BMP.....................................................................23

   3.1   Using BMP............................................................23

   3.2   Collection...........................................................24

   3.3   Processing...........................................................26

   3.4   BMP, Additional Functionality........................................41

   3.5   Tools - Implementation and Adaptation................................44


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                                                                      Appendix I

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                                                                        EHPT BMP

                                                                     Version 4.1

                                [GRAPHIC OMITTED]

            NOTICE

            The content of this document is subject to revision without notice due to continued progress in methodology, design and manufacturing.

            EHPT Sweden AB shall have no liability for any errors or damage of any kind resulting from the use of this document. All registered and unregistered trademarks mentioned are the sole property of their respective owners.


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                                                                      Appendix I

1 Introduction

EHPT BMP, developed by EHPT, is an open, multi-service, multi-platform mediation system that provides you with a flexible, accurate, scalable, and user-friendly solution for collecting, processing, and distributing service usage data in all networks.

This open and highly flexible system collects service usage data from many different networks and different network elements. In an IP network it collects the data from for example routers, gateways/gatekeepers, web servers and mail servers. The collected usage data - for Internet, wireline, wireless (including
GPRS) and other network services - is combined into, and flexibly managed by, a single common billing mediation solution. This solution can be based on one BMP system or several distributed BMP systems. Besides distributing the usage data traditionally to billing systems, the BMP solution also processes and distributes the usage data to other downstream client applications, such as Fraud and Call Analysis.

                                [GRAPHIC OMITTED]

                                Figure 1 EHPT BMP

EHPT BMP:

Make you prepared for unknown business demands

BMP is designed to support your growing business. Maximum flexibility and scalability enable you to concentrate on expanding your business.

Shortens your Time To Market

The powerful adaptation tools in BMP make it easy to introduce new services and network elements. And since EHTP BMP isolates your network from your business applications, you can make changes without disrupting normal operations.

Enables service convergence

BMP collects data from all networks - fixed, mobile, GPRS, Internet and others. BMP facilitates the transition to the world of IP.


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                                                                      Appendix I

Is easy to use

BMP's graphical user interface has been designed in collaboration with service providers and is extremely easy to use. BMP has help and user documentation online.

Is proven

BMP has been operational for several years, providing reliable mediation for more than 80 service providers around the world.

2 System Overview

2.1 Collection, Processing and Distribution

The BMP mediation system has three major features for handling service usage data collection, processing, and distribution.

                                [GRAPHIC OMITTED]

                         Figure 2. Overview of EHPT BMP

2.1.1 Collection

BMP collects usage data - automatically and on-line - from multi-service networks.

2.1.2 Processing

BMP has powerful processing features to prepare the usage data for the downstream systems by, for example, making sure that the usage data is correct, adapting the usage data to specific needs and enriching the usage data e.g. with pre-rating information.

2.1.3 Distribution

BMP can transfer multiple streams of usage data records to different downstream application systems.

2.1.4 Two BMP Modules

Pricing models will change when service providers enter the new convergent world. Mediation devices must be able to handle both CDRs and IPDRs. Service providers in the Internet arena will have different requirements compared to traditional telecom service providers.


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                                                                      Appendix I

The Internet is far more complex, with unlimited types of applications and services. In the IP world there is no equivalent to the circuit-switched CDRs, which are necessary to bill for IP services successfully. The Internet operates in real-time and customer usage must be collected in the same manner.

BMP therefore has two modules, BMP and BMP IP. BMP is used in a traditional circuit-switched (Fixed, Mobile including GPRS) environment. BMP IP is used in an IP (packet-switched) environment. In a convergent solution both modules are used.

                                [GRAPHIC OMITTED]

                            Figure 3. Overview of BMP

2.2 EHPT BMP Definitions

A brief description is given in this section to help the reader understand the BMP specific (and some other) terms used in this document.

2.2.1 Job

It is necessary to construct a job to manage the flow of data according to a customer's business rules. A job consists of the collection, processing, and distribution of usage data.

2.2.2 Group

A BMP job is divided into three functional groups: collection, processing, and distribution. The job procedures are separated into these groups.

2.2.3 Collection group

A collection group can consist of one or several collection nodes.

2.2.4 Processing group

A processing group can consist of one or several processing nodes. It is not mandatory to


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                                                                      Appendix I

have a processing group in a job.

2.2.5 Distribution group

A job can have several distribution groups, each containing one distribution node.

2.2.6 Nodes

The nodes represent sub-processes and are shown as icons in the User Interface. The user can choose between different collection, processing, and distribution nodes to constitute the job.

CDR

Call Detail Record. An accounting record produced by circuit switches (including
GPRS) to track Call Type, Time, Duration, Facilities used, Originator, Destination, etc. CDRs are used for customer billing, rate determination, network monitoring and facility capacity planning.

IPDR

Usage Detail Record. An IPDR is the "IP" equivalent of a CDR. The BMP IP module produces IPDRs.

2.3 BMP Overview

In voice networks Call Detail Records (CDRs) are produced by the Network Elements. CDRs are collected by the multivendor set of collectors for voice switches that are available in BMP. CDR files are broken down into individual CDRs, which can be uniquely processed with the comprehensive set of processing functionality available. Once the CDRs have been processed and are ready for distribution, they can be distributed to any desired Post Processing System, for example a Billing System.

                                [GRAPHIC OMITTED]


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                                                                      Appendix I

                        Figure 4. Overview of BMP system

2.3.1 Collection

BMP collects usage data - automatically and on-line - from multivendor networks as well as from other BMP systems. BMP has "off-the-shelf" collectors for switches from all major vendors.

2.3.2 Processing

BMP has powerful processing features for copying, formatting, merging, filtering, validating, streaming, modifying, and consolidating usage data. With the integrated Business Rules Builder, customer-specific processing flows can be created or changed through a Graphical User Interface (GUI) by combining icons representing different processing options.

Processing includes an enhanced processing feature, which is an extremely flexible building block that makes it possible to apply virtually any user-defined processing in BMP.

2.3.3 Distribution

BMP can transfer multiple streams of individual data records or data files to different downstream application systems by using a number of different protocols.

2.3.4 BMP, Base System

The BMP Base System contains the base capabilities of BMP, for example logging, GUI and scheduling. The scheduler serves as a central control point that, among other things, starts and maintains jobs and handles the user's requests.

2.3.5 Additional BMP functionality

With the high availability configuration, two BMP systems, each running separate jobs during normal operation, back each other up in case of a single point of hardware failure.

With the CDR Repair system, CDR files can be viewed and edited.

2.3.6 Remote Management & Additional Management Applications

BMP web manager application for remote management. BMP provides interfaces for remote management of one or several BMP systems from a central location. Management systems based on SNMP and BNSI can also be utilized.

2.4 BMP IP Overview

The old rules of the circuit-switched network do not apply in the IP world. The Internet is far more complex, with unlimited types of applications and services. In the IP world there is no


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                                                                      Appendix I

equivalent to the circuit-switched CDRs, which are necessary to bill for IP services successfully. The Internet operates in real-time and BMP IP collects data in the same manner.

BMP IP enables you to charge for usage by collecting IP network transactions in real-time, filter away unnecessary information, aggregate information from different sources and create IPDRs (equivalent to the circuit-switched CDRs). An IPDR is handled in the same way as a CDR when distributed to BMP and all functionality that can be used for a CDR can also be applied for an IPDR.

                                [GRAPHIC OMITTED]

                       Figure 5. Overview of BMP IP system

For more details on BMP IP please see the BMP IP product description.

2.4.1 Collection

BMP IP collects IP transaction data (events) from IP networks -- in real-time.

2.4.2 Processing

The BMP IP processing features consist of filtering, aggregation and creation of IPDRs. IPDRs can be created either based on time, where the time interval for creating the IPDR is configurable from sub-seconds to x hours. IPDRs can also be closed based on the whole log-in period, for e.g. a dial-up connection.

IPDRs can be created according to the IPDR standard, see www.ipdr.com, or any other customised format.

2.4.3 Distribution

BMP IP can distribute the created IPDRs real time to a dedicated IP billing system, or to BMP where the IPDRs can be processed utilizing the comprehensive set of functions available.


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2.4.4 BMP IP Base System

The BMP IP Base System contains the base capabilities of BMP, for example logging, a GUI and security mechanism.

2.4.5 Remote Management & Additional Management Applications

The BMP web manager application can be used for management, i.e. alarms and status of the BMP IP jobs running. The BMP web manager provides interfaces for remote management of one or several BMP systems from a central location.

2.5 BMP for convergence

The figure below illustrates an example of a GPRS mediation case when both BMP and BMP IP are prerequisites for a convergent billing solution. In the example, a service provider is charging for delivered quality when providing a specific type of WAP service, for example stock exchange information. The GPRS node provides information about delivered quality which is then captured by BMP. BMP IP provides information about who accessed what and for how long. This information must be consolidated before it can be sent to the billing system. BMP and BMP IP are the enablers for convergent billing.

In a convergent environment, where different types of networks, both packet and circuit switched, need to be interfaced for usage data the solution is to use both BMP and BMP IP.

BMP IP is designed to work together with BMP as a pre-collector. This pre-collector can be seen as an advanced collector which internally also contains processing. BMP IP deals with the real-time requirements for capturing the transaction data in an IP network and the creation of IPDRs. These IPDRs can be further processed by BMP and can be consolidated with the CDRs from a voice network as well.

                                [GRAPHIC OMITTED]

                 Figure 6. Overview of a convergent BMP solution


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Below shows a mediation case for GPRS when both BMP and BMP IP are a pre-requisite for a flexible convergent billing solution. The example below shows a service provider charging for Quality delivered when providing a specific type of WAP service. For example stock information. The GPRS node provides information about Quality delivered. This is captured by BMP. BMP IP provides information about who has accessed what, during which time period. This information has to be consolidated before it can be sent to the billing system. BMP and BMP IP are the enablers for convergent billing as described.

                                [GRAPHIC OMITTED]

                       Figure 7. Convergent consolidation


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                                                                      Appendix I

3 BMP

3.1 Using BMP

Graphical User Interface (GUI)

The user can access all functions associated with the features that the BMP system provides using X-Motif style windows in the GUI.

The BMP main window, which is displayed once the system has been started, has menus that allow the user to access the following main operational areas of the BMP system:

      o     System

      o     Maintenance

      o     Job

      o     Inspect

                                [GRAPHIC OMITTED]

              Figure 8. Example from BMP's graphical user interface

3.1.1 System

The system menu allows the user to set generic parameters for network elements and the BMP applications. The user can also open new functional features added to the BMP system, or view a list of the functional features that the BMP system is licensed for.


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3.1.2 Maintenance

The maintenance menus allow the user to perform maintenance of parameters for the collection, processing, and distribution features of the BMP system, such as:

      o Network elements, external BMP systems, and Post-Processing Systems (downstream systems)

      o Criteria for format translation, CDR sequence number validation, selection, validation, etc

      o     Privileges for BMP system users

3.1.3 Job

The job menu allows the user to construct a BMP job by selecting icons from a palette, placing them in a job control window, and connecting them to perform the required functions for the collection, processing, and distribution of CDRs.

Multiple job handling allows several jobs to be controlled at the same time.

In the job monitor window, the user can monitor information about the jobs he or she is interested in.

3.1.4 Inspect

The Inspect menu allows the user to view or configure the BMP logs.

3.1.5 Help

The help menu displays a window that provides information to guide the user in the operation of the BMP GUI.

3.2 Collection

BMP uses collectors to collect usage data that is to be processed and distributed to a specific directory, to a downstream client application or to another BMP system.

Data can be collected from different network elements from different vendors.

For circuit-switched networks BMP provides:

      o     FTP Collection

      o     - Collects from NE's running standard FTP
            - Collects from Rescission Adjunct Processor using FTP
            - Collects from Nokias WAP Gateway using NAMP protocol

      o     FTAM Collection

      o Collects from all major switches using FTAM, such as Lucent 5ESS, Ericsson AXE, Siemens EWSD, Alcatel S12 or E10, Nokia DX200 and others


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      o     Proprietary Collection:

            - MTP from Ericsson AXE switches
            - XFER and AFT from Nortel DMS switches
            - AMATPS for Lucent 5ESS
            - NEC NEAX

      o     Hot Billing:

            - DFO from Ericsson AXE switches
            - DMH (IS-124) from switches utilizing DMH

      o     Disk Collection

      o     InterBMP Collection (collection from other BMP systems)

Hot billing collection means CDR by CDR collection instead of CDR file collection. BMP supports hot billing collection from AXE using DFO and hot billing collection from network element utilizing the DMH standard.

The collection function supports duplicated file detection and ensures that files are not collected more than once.

A WAP Gateway is an enabler of advanced services: it is the access point between the wireless world and the internet/intranet world. BMP collects mediation data from Nokias WAP Gateway via FTP.

                                [GRAPHIC OMITTED]

                      Figure 9. Circuit-switched Collection

EHPT and its channel partners are constantly adding new collectors to BMP using the BMP Development Environment. If a desired collector does not exist in BMP, a new collector specific to a certain network element can easily be developed.

3.2.1 Post Collection Notification


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BMP offers the possibility to start a script or a binary when a file has been collected. The script will be executed before the CDR file is transferred to the processing (or distribution) node.

3.3 Processing

BMP provides a set of standard processing tools as part of its core functions. BMP supports the following processing functions:

      o     Format translation

      o     Selection

      o     Validation

      o     Unique ID generation

      o     CDR Sequence order validation

      o     Duplicate CDR detection

      o     Time gap detection

      o     Merge

      o     CDR file header/trailer generation and validation

      o     Bursting

For further enhanced processing, the Enhanced Processing Nodes provide features for:

      o     Assignment

      o     Database look-up

      o     Consolidation

      o     Consolidated usage reports

These features will be further explained in the sections below.

                                [GRAPHIC OMITTED]

                            Figure 10. BMP Processing


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3.3.1 Format Translation (Decode/Encode)

The proven format translator is a key architectural component of BMP. The format translator translates usage data input formats into a format required by the receiving downstream system. It does this by converting usage data received from the external network elements to an internal ASN.1 format (decode process) and then to a user-defined external format (encode process) that matches the downstream system.

This function can be used to translate all external service-related data from multi-vendor switches into a common billing format.

BMP provides capabilities to change the order of the CDR fields, to remove fields and change the data representation. It is also possible to add new fields.

BMP's processing features require an internal CDR format to be defined using the ASN.1 format definitions. BMP can translate virtually any type of incoming format to ASN.1, and convert the internal ASN.1 format to any outgoing format.

3.3.2 Decoding

Files that BMP has collected from network elements or other external systems and which require processing are converted to BMP's internal ASN.1 format.

If the BMP installation has the Enhanced Format Builder, see chapter 3.6.4. The user can create customized mapping definitions. These mapping definitions can then be used to do conversions from various source formats to BMP's internal format.

3.3.3 Encoding

Files that BMP has processed are converted from the BMP ASN.1 format to an external format before distribution.

If the BMP installation has the Enhanced Format Builder, see chapter 3.6.4 the user can create customized mapping definitions. These can then be used for making conversions from the BMP internal format to various destination formats.

It is possible to define different output formats so that information can be transferred to multiple destinations. New format definitions may be performed in runtime without affecting your current revenue flow.

All BMP format conversions conform to the ASN.1 format definitions.

3.3.4 Selection

BMP retrieves CDRs collected from a remote system. The selection feature streams or filters


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CDRs to other processing features, or to a file for further distribution to an external system. The selection feature uses Boolean operators, comparison (equal, not equal, less than, less than or equal to, greater than, greater than or equal to) operators and regular expressions to filter whether field values are included or not included in a defined set of values.

The selection nodes have two outputs: true or false. Each of the two outputs may distribute CDRs to many other nodes.

The user can edit existing selection criteria or create new criteria in the Graphical User Interface (GUI).

3.3.5 Validation

The validation feature checks if particular fields of a CDR are within a defined logic or range of values in order to filter out those CDRs that do not meet the validation criteria. A separate error file logs the CDRs that do not meet the validation criteria. The CDRs can also be forwarded if so desired.

The validation function performs two levels of validation on usage data: format validation (syntactic level), and business rule validation (logical level). Business rule validation occurs at configured processing points, and can be used to decide, for example, if a count or duration value is within "reasonable" bounds.

Validation rules are composed of many expressions where Boolean operators can be used to decide whether an expression is true or false. BMP can also store these expressions in a file, which can be read and interpreted to allow for more flexibility.

The user can edit existing validation criteria or create new criteria in the Graphical User Interface (GUI). The parameters that can be checked for individual fields within a record are:

      o     Value out of range

      o     Unknown value

      o     Field length invalid

      o     Value not included in a predefined set

The user can carry out further handling on the error records that BMP has saved in a user-defined directory.

BMP allows for the same CDR information to be 'burst' to multiple locations. This can be useful when more than one downstream PPS is interested in the same information or a subset of it.

3.3.6 CDR Sequence Order Validation

The CDR sequence order validation feature ensures the sequential processing of CDRs and that no CDRs in the CDR stream are missing or duplicated. The user can specify the number


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of error records ("out of sequence" records) which are accepted before processing is aborted. BMP removes the error records from the stream and saves them in a user-configurable directory.

CDR sequence order validation can be applied to CDRs containing a sequence number field.\

3.3.7 Unique ID Generation

The unique ID generation feature inserts a unique ID in the CDRs for all switch and service types collected by BMP. A data warehouse, for instance, could require a unique ID.

3.3.8 Duplicate CDR Detection

The duplicate CDR detection feature ensures that no CDRs are duplicated in the CDR stream. Duplicate checking can be done both within the same file and between multiple files. The criteria for considering a CDR to be a duplicate are defined by the user in the BMP GUI. Duplicate CDRs are stored in an error directory.

3.3.9 Time Gap Detection

The time gap detection feature ensures that there is an acceptable time gap between two CDRs by comparing the time stamps in the CDRs. The function checks the minimum and maximum acceptable time gaps between consequential CDRs. The checking is also done between CDR files, i.e. between the last CDR of one file and the first CDR of the next. Time Gap Detection can be used to validate that CDRs are not missing.

3.3.10 CDR File Header/Trailer Generation & Validation

The header/trailer validation feature checks if particular fields of a CDR file header/trailer are within a defined logic or range of values. Header/trailer generation makes it possible to generate a new CDR file header and trailer or modify the contents of an existing one. This is done by assigning values to new fields in the header/trailer, modifying existing fields or concatenating existing fields. The enhanced processing node can be used to extract information from every CDR in a file, which can be used later on in header/trailer generation.

3.3.11 Merge

Merge is a processing function in BMP that combines several input usage files into a single, larger output file.

3.3.12 Enhanced Processing - Enhanced Processing Node

Enhanced processing is an extremely flexible building block, which makes it possible to implement virtually any processing needed.

Enhanced processing in BMP consists of two different nodes, one based on the JAVA programming language and one on the industry standard TCL script language. It is possible to


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apply the same functionality (logic) in both kinds of node.

The Java node has been extended with a number of pre-defined classes and the TCL node with a number of pre-defined primitives that give BMP the capability for example to modify field values, access databases (for instance a subscriber database) or do more complex format conversions. Enhanced processing also provides capabilities for doing consolidation of partial CDRs and creating consolidated usage reports by extracting relevant information from the CDRs.

Enhanced processing could be offered as a runtime license, i.e. EHPT or an EHPT channel partner will do the set-up, or as a development license allowing the service provider to define their own processing criteria.

3.3.13 Assignment

Assignment makes it possible to modify the contents of a CDR by adding fields, assigning values to new fields, modifying already existing fields or concatenating existing fields.

BMP supplies standard library functions (classes in Java and primitives in TCL) for the most common and straightforward assignment of new values. Arithmetic operations are also supported.

3.3.14 Database Look-up

The database look-up feature makes it possible to search internal or external databases. The information gathered could be used for validation purposes or to assign new information to existing fields in a CDR. TCL script primitives or JAVA classes are available for the more common types of database searches.

BMP can retrieve values from the database and use return values to assign these to new fields in the CDR.

                                [GRAPHIC OMITTED]

                           Figure 11. Database Look-up

3.3.15 Consolidation


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The consolidation function consolidates partial CDRs. It merges the CDRs that belong to the same chargeable call into one CDR, typically long duration calls or calls that go on during the "midnight shift", and sends it to the downstream system. Consolidation is also a key functionality for handling both IP IPDRs and GPRS CDRs in a GSM network, since information from many sources needs to be consolidated into one chargeable record.

A selection node identifies the partial CDRs and sends them to the consolidation node. The consolidation node keeps them waiting until it finds the matching CDRs, and merges them into one.

The user can define criteria to identify the CDRs that belong to the same chargeable call. The user can also define the criteria for how the different fields should be merged before dispatching the consolidated CDR from the consolidation function, for example to a billing system. It is also possible to consolidate CDRs from different network elements.

3.3.16 Consolidated Usage Reports

By extracting information from CDRs passing a report (enhanced processing) node, data can be extracted and stored in pre-defined tables in the BMP database. The stored data can then be extracted and presented in customer-unique reports by using for instance Oracle reports or an ODBC connection to Microsoft Excel or Microsoft Access.

Examples of reports that could be created using the data in the pre-defined table structure are:

      o     Total number of call minutes (or calls) per day per switch

      o Total number of call minutes (or calls) per day per incoming and/or outgoing trunk/route

      o     Total number of call-minutes (or calls) per hour per switch etc

      o     Data volumes per hour per router (when receiving IPDRs from BMP IP)

3.3.17 Error handling in the processing nodes

Behavior when decoding or processing errors occurs is configurable. The error-handling feature provides three options:

      o -Abort on Max Fail. The processing node will abort when a user defined maximum number of erroneous CDRs has been reached. BMP writes all erroneous CDRs to an error directory until the maximum number is reached.

      o Abort on First File. BMP writes the incorrect file to an error directory and the processing is stopped.

      o Continue with next file. BMP writes the file with the erroneous CDRs to an error directory and automatically continues with the next file.

The decoding node can be set up to decode as much as possible of any faulty CDR file,


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hence all CDRs in a file that can be decoded will be decoded and passed to the next processing node. The remaining CDRs will be stored in a file in an error directory.


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3.3.18 Distribution

The distribution function provides a flexible transfer of usage data files or individual records to downstream applications, such as fraud and call behavior analysis systems, billing and rating systems, other BMP systems, or to disks. BMP supports:

      o     File transfer over FTP

      o     File transfer over FTAM

      o     Transfer of files or individual records over TCP/IP

      o     File transfer to disk, (local or NFS mounted)

      o Transfer of files to another BMP system, using an InterBMP file and message transfer function

                                [GRAPHIC OMITTED]

                             Figure 12. Distribution

3.3.19 Distribution File Name Templates

The distribution file name templates feature allows the user to set the names of the files to be distributed. The feature provides many name components to choose from, such as qualifier, source, source file, job, separator between the name parts, and type of data.

3.3.20 Post Processing Notification

When BMP has processed the CDRs and they have been distributed, it is sometimes necessary to alert a post-processing system, such as a billing system.

BMP offers the possibility to start a script when a file has been closed and distributed. The user defines the script and can for example choose to send a mail to inform the post-processing system that the file is ready.


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3.3.21 Base System

BMP base system includes the basic capabilities of BMP. These are described below under the following headings:

      o     Scheduling

      o     Business Rules Builder

      o     Management

      o     On-line documentation

      o     User access and security

      o     Scalability

      o     Additional management application & Remote management

3.3.22 Scheduling

BMP provides an extensive scheduler, which allows the user to configure and specify when BMP will perform collection, processing and distribution. The scheduler, which is an internal subsystem of BMP, serves as a central control point that is responsible for starting and maintaining jobs, handling requests from the GUI and so on.

There are three types of scheduling that can be applied to the groups within a BMP job: periodic, file close and external request. Periodic scheduling and external request can be used for all collection, processing and distribution groups, while file close scheduling can be used for processing and distribution groups only.

3.3.23 Periodic Scheduling

There are three different types of periodic scheduling trigger: weekly, daily or at an absolute time. BMP can combine multiple schedule configurations to define a running schedule that specifies when a group within a job will be triggered. When the time configured for the group is reached, the BMP system will start the group.

Weekly and daily scheduling can have periodic repeat schedules according to the setting of a repeat interval parameter. Both schedules can have two parameters, an activation time and a repeat interval. The activation time specifies when the schedule will become active. For a weekly schedule, this is a day of the week plus a time of the day. For a daily schedule, it is simply a time during the day. The repeat interval specifies the interval between each schedule trigger.

Absolute schedules have an absolute activation time, but no repeat interval associated with them.

3.3.24 File Close Scheduling

There are two types of file close scheduling; one is based on the number of files queued up


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from the previous group in the job chain, the other on the number of bytes queued up from the previous group in the job chain.

Processing and distribution groups that are configured for file close scheduling will be triggered immediately when the specified number of files or bytes is available.

3.3.25 External Request

Scheduling using an external request can be applied to all groups in a job, but the procedure for using this type of scheduling is dependent on the operation of an operator-created application.

3.3.26 Business Rules Builder

With BMP's integrated Business Rules Builder, the processing flows are created according to the customer's specific business rules. The business rules are created or changed easily through BMP's comprehensive GUI, by combining icons representing the different processing, collection and distributing nodes.

3.3.27 Management

BMP provides extensive functions for operating, administrating and maintaining the BMP system, including:

      o     Monitoring

      o     Logging

      o     Data management

      o     Exception handling, recovery and back-up

3.3.28 Monitoring

The user can access a BMP monitoring window that displays information about active jobs. The user can specify the type of data to be displayed for the jobs. Information can be shown about the following:

      o     Job name

      o     Group type

      o     Job and group identifiers

      o     The data file currently being processed by the group

      o     The source name for the collection group

      o     The destination name for the distribution group

      o     The date and time of the monitored activity


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The monitor data is continuously updated while a job is running, and shows the transient information as the jobs are being executed.

3.3.29 Report Mechanism, Logging

The BMP system provides four logs, which hold data about jobs, user actions, events and errors. These are:

      o     Audit log

      o     Event log

      o     User log

      o     Error log

A BMP cleanup function periodically clears data from the user and event logs. The data in the audit and error logs are not affected by the cleanup. Only the BMP system administrator can remove the data.

                                [GRAPHIC OMITTED]

                               Figure 13. Logging

3.3.30 Audit Log

The audit log window displays audit information about jobs. The information displayed is dependent on the log level set for the job, which is user-configurable.

For a specific job, the audit log can provide information about:

      o     The job name

      o     The file name

      o     The number of CDRs processed by the processing nodes

      o     The size of a file in bytes


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      o     The source of the collected file(s)

      o     The name of the collection group

      o     The icon number of the processing feature

      o     The date and time of the audited activity

The number of CDRs processed by the processing node are displayed as:

      o     Incoming number of CDRs

      o     Outgoing number of CDRs

      o     Merged number of CDRs

      o     Saved number of CDRs

      o     Deleted number of CDRs

      o     Modified CDRs

BMP uses the audit log to maintain historical information about the processing of received CDR files.

3.3.31 Event Log

The event log displays information about events and for jobs. The event log displays:

      o The type of event that BMP logged, for example job started, job stopped

      o     The job status, for example success or fail

      o     The name of the job as defined in a job definition window

      o     The BMP user associated with the event

      o     The date and time of the logged event

      o     Additional information concerning the event

BMP periodically clears the event log data after a configurable interval to prevent the database from becoming full.

3.3.32 User Log

The user log displays information about actions and the user entities related to these actions for a selected BMP user. The user log displays:

      o     The BMP user associated with the entry

      o     The selected maintenance area function manipulated

      o     Selected actions, for example delete, insert, log in, and logout


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      o     The date and time for the log entry

      o     Information from the system about the logged entries

The user log shows the results of a user's interaction with the system. The type and amount of information that BMP display is configurable. BMP periodically clears the event log data after a configurable interval to prevent the database from becoming full.

3.3.33 Error Log

The error log displays information about warning situations, error situations and critical situations that have occurred in the system.

3.3.34 Data Management

The user can configure how often BMP should automatically remove files that have been processed and distributed. BMP also surveys the database and alerts the user when it is running out of disk space.

3.3.35 Exception Handling, Recovery and Back up

BMP stores all information about a job in its database. At a restart, BMP starts from the last unprocessed file. For example, if a job consists of ten files and an error occurs at file three, BMP starts with file four at start-up. BMP also features on-line back up using internal BMP features.


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3.3.36 On-line Documentation

User documentation is provided on-line in HTML format. The BMP User Guide, Procedure manual and System Administrators guide can be viewed on-line, with hyperlinks to all chapters and sub-chapters, in a Netscape or Microsoft Explorer browser.

                                [GRAPHIC OMITTED]

                        Figure 14. On-line documentation

3.3.37 User Access and Security

There are two levels of user connection and authentication on BMP systems:

      o The end user has to log in to the Unix system and provide a password. The work environment can be loaded without any possibility of running direct command lines

      o The end user has to provide a second password when connecting to BMP\

BMP verifies the functions that are available to the user in the log on procedure. After log-on, BMP connects with the system, and performs an authority check. Each user has a profile (called user) which the BMP database administrator sets up in the BMP system. This profile defines the user's privileges for each BMP function.

BMP allows for two classes of users - the system administrator and the user.


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3.3.38 System Administrator

The system administrator manages the overall BMP network, systems and applications. The system administrator grants user privileges according to user level activity.

The system administrator is the only one with authority to maintain BMP user accounts and privileges and maintain BMP licenses.

The system administrator only allows the following actions:

      o     Maintain users, and their access rights

      o Maintain the BMP authorization key. With this key, the user unlocks the different features in BMP

3.3.39 User

The user performs BMP node-specific operations. BMP traces user actions into a user log. From this log, the user can at any time identify the user responsible for each action. The user can change his or her password, if the old password can be given.

Multiple levels of clearances provide high security. For example, it is possible to enable/disable the following actions for each user:

      o     View

      o     Update/insert

      o     Delete

3.3.40 Scalability

BMP is scalable both in capacity and functionality.

Additional functionality can easily be introduced with no, or only minor, changes to an existing BMP solution.

A single server BMP system is capable of handling a substantial volume of CDR data and if this should not be enough, BMP can be installed in a distributed solution containing two or more BMP systems. The system is still, however, manageable from a central location using industry standard management tools and specific BMP applications (see Remote Management/Additional Management Applications).

EHPT recommends separate dimensioning for each implementation case. Factors to consider when dimensioning a solution include: peak throughput, number of days of on-line data storage needed, locations of servers at IT center or network elements building, and the possible need for a high level of availability.


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                                                                      Appendix I

3.4 BMP, Additional Functionality

3.4.1 Web Manager

The Web Manager allows the user to monitor and supervise several EHPT BMP, Initiator and BMP/Initiator IP Systems at a time from a Web browser (Netscape Navigator or Communicator).

From each managed system the user can view:

      o     the status of the system

      o     system statistics

      o     data throughput

      o     the status of individual jobs

      o     the error log.

The Web Manager presents information on two different levels: 1) a systems overview, with information for all supervised systems and 2) a system view, with information for one selected supervised system.

In the system overview (1) the following information is displayed:

      o A table with the system state, number of jobs, number of running jobs, and data throughput.

      o A common alarm list for all systems, showing the most recent alarms. The alarm list can be filtered by severity.

From the system view as 2) the following information is displayed:

      o All jobs on this system with current state and descriptions. The jobs can be started and stopped.

      o The alarm list for this specific system. The alarm list can be filtered by severity.

The Web Manager consists of three parts: proxy, server and client. The proxy runs on the same server as the supervised system and handles all connections with the supervised system. The Server handles the connections between proxy and client. The user interface runs on the client.

3.4.2 BNSI Agent

Remote alarm surveillance from EHPT SYNERGIZER can be done using the BNSI functionality within BMP. Alarms received from an external NE will normally be followed by an alarm clear message. The alarm can therefore be activated or cleared in the NE. Alarms that have no clear messages are classified as "events". If an alarm is classified as an event no message will automatically be sent to notify that the fault has been corrected. The BNSI Agent has the following functionality:


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      o     Alarm Message Forwarding
            (BNSI Agent reads the BMP log file and translates errors into the BMSI alarm structure).

      o     Alarm Filtering
            (based on severity and whether the alarm should be sent or not).

      o     Heartbeat transmission
            (The BNSI Agent can send a heartbeat if no alarms have been forwarded within a set time limit).

3.4.3 SNMP Agent

An SNMP Agent forwards BMP errors as traps to a SNMP Manager enabling BMP to be supervised centrally. The operator will be alerted when an abnormal event occurs and can access information in order to take a decision on what action to take. The functionality included in the SNMP agent is:

      o     Alarm Message Forwarding
            (The SNMP Agent reads the BMP log file and translates alarms into the SNMP alarm structure)

      o     Alarm Filtering
            (At three levels: Error, Disaster, Warning)

      o     Configurable Polling Time
            (The frequency (in seconds) at which the Agent polls the BMP log file)

      o     Configurable Destination IP Address
            (The destination IP of the Receiving SNMP Manager can be configured and is read by the agent at start up)

      o     Configurable SNMP Trap Type
            (i.e. SNMPV1 or SNMPV2 which is read at start up)

      o     'The SNMP Agent does not include a MIB.

3.4.4 Job Distribution

With the script-based job distribution functionality, BMP jobs can be extracted from one BMP system, including all set-up information for that particular job, and transferred to another BMP system, for instance BMP jobs from a test environment into a production environment.


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                                                                      Appendix I

3.4.5 CDR Repair System

The BMP CDR Repair System (CDR RS) is a tool for examining, editing and correcting erroneous CDR files to be able to reprocess them. It has an easy to use GUI, which gives access to the following functionality:

o     Encode and decode CDR files

The CDR RS encodes and decodes all ASN.1 formats that BMP supports. When opening a file the user chooses the file format and the external format. The CDR RS then displays the internal formats that can be mapped to the selected external format. All formats are fetched from the BMP dB and new formats must therefore be added with BMP Format Builder before the CDR RS can use them.

When encoding a file from the internal ASN.1 format the previous external file format will be utilised. However, the file can also be given a new name and/or format, leaving the original file untouched.

o     Editing Data

Decoded data is displayed in a spreadsheet. Each column represents a CDR field and each row a CDR number. New data can be typed directly into a CDR field or a find/replace function can be utilised to enter correct data into the field. If incorrect data has been entered or a field or a field is missing data, the field will be marked and the user must re-enter correct data.

o     Filtering data

The CDRs displayed in the spreadsheet can be filtered. A filer only applies to a single column. Multiple filters can be added to each column.

The system can be used as a tool for basic creation of CDR data for test purposes.

3.4.6 High Availability

To attain a high level of availability, the BMP system can provide duplicated data links toward the network elements. To prevent any loss of data, BMP uses mirrored disks for secure storage of all data.

To further increase availability, BMP can be configured as a high availability system where dual computer systems back each other up. During normal run-time, the two BMP systems work completely independently of each other and run separate jobs, but if a single hardware failure occurs the BMP package on that particular hardware will migrate over to the other machine. The high availability function therefore ensures the flow of BMP operations. The hardware investment is also fully utilized, since both servers are running during normal operation. The configuration shown below is not the complete hardware specification, but merely an outline of the main parts.


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                                [GRAPHIC OMITTED]

                          Figure 15. High Availability

3.5 Tools - Implementation and Adaptation

BMP provides very competitive tools for implementation and adaptation. These tools, and a broad range of services ensure you can quickly deploy (and change) a system adapted to your specific needs. The following tools and features exist:
Business Rules Builder, Format Builder, Enhanced Processing Node, Script Invocations and a complete BMP Development Environment (BMP DevKit).

3.5.1 Business Rules Builder

With Business Rules Builder, processing flows can be created according to your specific business rules. The business rules are created and changed easily through BMP's comprehensive GUI - by combining icons representing the different processing, collection and distributing nodes.

3.5.2 Script Invocations

There are a number of possibilities for adapting collection and distribution to the environment that BMP is working in by invoking customer-unique scripts:

      o Post Collection Notification, which offers the possibility to run a script after a file has been collected

      o PPS Notification script, which offers the possibility to run a script when a file has been distributed

      o Selection and Validation expressions can be built using the BMP GUI, but can also be built as separate scripts.


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                                                                      Appendix I

3.5.3 Enhanced Processing Node, Development License

Enhanced processing is an extremely useful tool, which enables you to virtually implement any processing needed. Enhanced processing in BMP consists of two different nodes; one based on the JAVA programming language and the other on the industry standard TCL script language. It is possible to apply the same functionality (logic) in both nodes.

The enhanced processing development license gives service providers the right to develop their own processing schemes using the enhanced processing node.

The node can also be used as a runtime node when EHPT or EHPT channel partners are implementing the processing to be applied.

3.5.4 Enhanced Format Builder

The Enhanced Format Builder (EFB) is a graphical tool designed to facilitate the production of ASN.1 format definition files. EFB is used to build, edit and verify the format definition files that define the structure of incoming, internal and outgoing data in BMP.

3.5.5 BMP Development Environment (EHPT BMP DevKit)

With the proven BMP development environment, introducing completely new collectors is easy. It is also possible to introduce completely new processing or distribution features and to customise BMP to customer-specific needs.

                                [GRAPHIC OMITTED]

                       Figure 16. EHPT BMP Development Kit


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